AGREEMENT

         This Agreement (the "Agreement") is made and entered into as of this 17th day of September, 2000 (the "Effective Date") by and between Amerex Bandwidth, Ltd. ("ABI"), a limited partnership organized under the laws of the State of Texas, and RateXchange Corporation ("RTX"), a Delaware corporation.

         WHEREAS ABI is presently engaged in the business of brokering of bandwidth capacity and related bandwidth products between and among various interested parties;

         WHEREAS   RTX  is  engaged  in  the   business  of   providing   online
telecommunications e-commerce services through the ETS (as defined in Section 1.1);

         WHEREAS ABI and RTX wish to provide for ABI Broker Trades to be processed through the ETS, and for ABI and RTX to share in the revenues generated by the ETS.

         NOW, THEREFORE, in consideration of the foregoing and of the mutual covenants and agreements hereinafter set forth, the parties hereto hereby agree as follows:

                                    ARTICLE I

                                   DEFINITIONS

1.1 Certain Definitions. In this Agreement, the following terms and phrases shall have the following meanings:

"ABI" shall have the meaning ascribed to such term in the recitals.

"ABI Actual Costs" shall mean the direct costs related to the ABI brokerage operations, including, without limitation, salaries of the ABI Brokers, computer hardware and software, telephones, general and administrative expenses, reasonable travel and entertainment expenses and reasonable benefits, that are actually incurred by ABI.

"ABI  Brokers"  shall mean  Brokers  working  for ABI to  facilitate  ABI Broker
Trades.

"ABI Broker Trades" shall mean Trades executed through ABI, its employees or representatives, as a Broker, that are executed on the ETS, via Broker-to-Broker or Broker-to-Screen (Screen-to-Screen transactions shall not be considered to be ABI Broker Trades). ABI Broker Trades shall also mean Broker-to-Broker Trades that are not executed on the ETS, but that are billed and collected by RTX, and paid to ABI per this Agreement. However, Broker-to-Broker Trades that are not executed on the ETS and not billed or collected by RTX shall not be an ABI Broker-to-Broker Trade, noting that ABI will use its best efforts to facilitate ABI Broker Trades to be effected over and posted on the ETS in accordance with
Section 3.2 of this Agreement.

"ABI Cost Difference" shall mean the difference between the Estimated ABI Monthly Costs less the Actual ABI Costs, during the Initial Term, which may be a positive or a negative number.

"ABI  Original  Commission"  shall  have the  meaning  ascribed  to such term in
Section 8.2(a).

"ABI Subsequent Commission" shall mean:

(a) one hundred (100%) percent of the commissions received by RTX and paid to ABI from Broker-to-Broker ABI Broker Trades; plus

(b) fifty (50%) percent of the commissions received by RTX and paid to ABI from Broker-to-Screen ABI Broker Trades; plus

(c) a percent of the commissions received by RTX and paid to ABI from its Screen-to-Screen transactions, which percentage shall equal: (i) fifteen (15%) percent in the year following the Initial Term (or if changed as provided in Section 8.4(b)); (ii) ten (10%) percent in the third year following the Launch Date; (iii) five (5%) percent in each of the fourth and fifth years following the Launch Date; and (iv) five (5%) percent during any Renewal Term.

"Agency Affidavit" shall mean an affidavit executed by ABI and/or other Brokers and delivered to RTX substantially in the form attached hereto as Schedule D.

"Agreement Term" shall have the meaning ascribed to such term in Section 9.1.

"Alliance Board" shall consist of two senior representatives of RTX and ABI each. The Alliance Board shall determine, among other things as mutually agreed to by RTX and ABI, adjustments to the Estimated ABI Monthly Cost payments and Data use.

"Amerex" shall mean all of the Amerex companies combined.

"Broker" shall mean a third party intermediary that has executed an Agency Affidavit and that facilitates Trades on behalf of other counterparty principles to a Trade, including, but not limited to, Members.

"Business Arbitration" shall have the meaning ascribed to such term in Section 12.1.

"Calculation Period" shall have the meaning ascribed to such term in Section 8.4(a).

"Commission Pool" shall mean, with respect to any period, the aggregate amount of all commissions and similar fees paid to or collected by RTX from Members, as the case may be (including, without limitation, under Article 8 of this Agreement), for Trades or commercial activities that are transacted on the ETS.

"Data" shall mean all data commingled through the ETS, including, without limitation, trade indications, completed transactions, contact information, and general trade information.

"Delta Flyer", or other name given to Delta Flyer Versions 1.0 and 2.0, is an ETS software system, and shall have the meaning ascribed to such term in Section 2.1.

"Documentation" shall mean user guides and manuals relating to the use of the ETS made available for use by Members.

"Effective Date" shall have the meaning ascribed to such term in the recitals.

"Escalation Procedures" shall mean that any issue in dispute by lack of agreement of the Management Team that is subject to this Escalation Procedure will first be brought to the Alliance Board who will have ten (10) calendar days to consider and attempt to resolve any such issues. If unsuccessful, the issue will then be considered for resolution over another ten (10) calendar day period by the CEOs of ABI and RTX. If this is unsuccessful, the issue will then be subject to the business arbitration rules outlined in Section 12.1.

"ETS" shall mean the RTX online exchange, trading and auction system, which uses the software developed and operated by RTX and which facilitates the purchase and sale, of among other things, Internet Protocol products and telecommunications capacity, as such system may be modified by RTX from time to time.

"ETS Upgrade" shall mean a software functionality improvement to existing ETS software. ETS Upgrades that the ETS Management Team is responsible for as outlined in Section 6.1 must be approved by the unanimous vote of the Management Team. If the Management Team cannot reach an unanimous agreement on any issue, either party can choose to have the matter become subject to an escalation procedure that is specific to ETS Upgrades as follows. The issue in dispute by lack of agreement of the Management Team on an ETS Upgrade will first be brought to the Alliance Board which will have ten (10) calendar days to consider and attempt to resolve any such issues. If unsuccessful,  the issue will then be considered for resolution over another ten
(10) calendar day period by the CEOs of ABI and RTX. If the CEOs cannot reach a resolution, then the RTX Board of Directors has the sole right to resolve the matter in twenty (20) days. However, in the case where the RTX Board of
Directors makes a decision and such decision is deemed by ABI to be unacceptable, then ABI has the option to terminate this Agreement and if it so decides, it must give ten (10) days prior written notice to RTX.

"ETS Upgrade Test" shall have the meaning ascribed to such term in Schedule B.

"Estimated ABI Monthly Cost" shall mean an estimate by ABI of the direct costs related to the ABI brokerage operations, including, without limitation, salaries of the ABI Brokers, computer hardware and software, telephones, general and administrative expenses, reasonable travel and entertainment expenses and reasonable benefits, that are incurred by ABI in connection with its brokerage operation. See Schedule G.

"Initial Term" shall mean the first twelve (12) months after the Launch Date.

"Internet Protocol" shall mean that part of the TCP/IP family of protocols describing software that tracks the Internet address of nodes, routes outgoing messages and recognizes incoming messages.

"Launch Date" shall have the meaning ascribed to such term in Section 2.3.

"Management Contacts" shall mean the two (2) management level individuals from both RTX and ABI that represent the parties on the Management Team.

"Management Team" shall mean the four (4) individuals, two (2) management level representatives from RTX and two (2) management level representatives from ABI that are responsible for the interaction of the parties, as stated in Article 6.

"Member" shall mean a client of the ETS that enters (i) indications to buy, (ii) indications to sell, or (iii) executes a Trade over the ETS.

"Next Generation", or other name given to Next Generation 1.0 and ETS Upgrades to 1.0, is the next version of RTX ETS software, and shall have the meaning ascribed to such term in Section 2.2.

"OTC" shall mean Over-the-Counter markets. Over-the-Counter markets are those markets where no entity governs or regulates Trade activity of the counterparties in the market. Amerex and RTX are conducting business in an OTC market.

"Renewal Term" shall have the meaning ascribed to such term in Section 9.1.

"RTX" shall have the meaning ascribed to such term in the recitals.

"RTX Commission" shall have the meaning ascribed to such term in Section 8.2(c).

"Share  Trading  Deficiency"  shall have the  meaning  ascribed  to such term in
Section 8.7.

"Side Letter" shall mean the letter between RTX and ABI regarding various management issues in the form attached hereto as Schedule E, which shall only become effective as of the Launch Date.

"Total Estimated ABI Monthly Costs" shall mean the sum of all Estimated ABI Monthly Costs from the Launch Date."Trade" shall mean an executed transaction for the sale or purchase of Internet Protocol products, telecommunications capacity and/or other telecommunications-related products that occur either via Broker-to-Broker, Broker-to-Screen or Screen-to-Screen.

"True-Up Process" shall mean the true-up process referred to in Section 8.4.

"Warrants" shall mean the five separate warrants in the forms attached hereto as Schedule F to be issued by RTX to ABI on the Effective Date. Both parties agree that a claim arising under the Warrants or with respect to any matter covered by the Warrants shall not be subject to the limitation on liability in Section 11.2 or to Section 13.3.

1.2 Schedules. The following schedules ("Schedules") are annexed hereto and are incorporated herein by reference and shall be a part of this Agreement:

         Schedule A   -   ETS Upgrades
         Schedule B   -   ETS Upgrades Testing Process
         Schedule C   -   ETS Upgrade Test Approval
         Schedule D       Form of Agency Affidavit
         Schedule E   -   Form of Side Letter
         Schedule F   -   Forms of Warrants
         Schedule G   -   Estimated ABI Monthly Cost

                                   ARTICLE II
                             ETS UPGRADES AND LAUNCH

2.1 ETS Upgrade "Delta Flyer". RTX hereby agrees to make ETS Upgrades to its current ETS, hereby called Delta Flyer version 1.0, which through such ETS Upgrades becomes Delta Flyer 2.0. RTX shall make these ETS Upgrades at its own expense in accordance with the requirements and timetable set out in Schedule A and any amendment to Schedule A. The parties acknowledge and agree that such ETS Upgrades to Delta Flyer are the ETS Upgrades that are necessary in order to make the Delta Flyer commercially viable as a electronic trading system that meets the requirements of the OTC bandwidth market, and to conduct ABI Broker Trades over the ETS. ABI hereby agrees that it shall provide RTX with market knowledge, ETS functionality experience, and ETS functionality knowledge for such ETS Upgrades, including any ABI-specific tasks that are described in Schedule A.

2.2 ETS "Next Generation". RTX hereby agrees to build, at its own expense in accordance with the requirements and timetable set out in Schedule A and any amendment to Schedule A, the next version of the ETS, called Next Generation
1.0. RTX shall provide functionality in Next Generation 1.0 and future ETS Upgrades to Next Generation 1.0 that make it commercially competitive with other electronic trading systems in the bandwidth and other similar OTC market electronic trading systems that Amerex conducts business in. ABI hereby agrees that it shall provide RTX with market knowledge, ETS functionality experience, and ETS functionality knowledge to assist RTX in Next Generation, including any ABI-specific tasks that are described in Schedule A, and any mutually agreed to amendment to Schedule A.

2.3 ETS "Delta Flyer" Testing and Approval Process. The Parties agree that the Management Team must give unanimous consent in order for the approval and release of ETS Upgrades, subject to the Escalation Procedures if unanimous consent by the Management Team is not reached. Once the Management Team determine and approves that the ETS Upgrades to Delta Flyer, as required in
Section 2.1, are sufficiently complete to enable Delta Flyer to be commercially viable as a electronic trading system that meets the requirements of the OTC bandwidth market and to conduct ABI Broker Trades, RTX shall provide ABI with access to the ETS, together with any applicable Documentation for the purpose of conducting test of the ETS Upgrades. The testing of the ETS Upgrades to Delta Flyer described in Schedule A, and any amendment to Schedule A, shall be conducted in accordance with the testing process described in this Article 2 and in Schedule B. If ABI does not begin the test of the ETS Upgrades within seven
(7) days ABI's Management Contacts shall be deemed to have accepted such ETS Upgrades. Both parties hereby agree that the date the Management Team unanimously executes the acknowledgement contained in Schedule C shall be the "Launch Date" for Delta Flyer 2.0.

2.4 Next Generation Testing and Approval Process. Once the Management Team determine and approves that Next Generation is sufficiently complete, as required in Section 2.2, to enable the Next Generation software to be commercially competitive with other electronic trading systems in the bandwidth market and other similar OTC market electronic trading systems that Amerex conducts business in, RTX shall provide ABI with access to the ETS, together with any applicable Documentation for the purpose of conducting a test of the ETS. The testing of Next

Generation described in Schedule A, and any amendment to Schedule A, shall be conducted in accordance with the testing process described in this Article 2 and Schedule B. If ABI does not begin the test of the ETS Upgrades within seven (7) days ABI's Management Contact shall be deemed to have accepted such ETS Upgrades. Both parties hereby agree that the date that Management Team executes the acknowledgement contained in Schedule C shall be the approval date ("Approval Date") for release of the Next Generation software of the ETS.

2.5 Failure of Delta Flyer and Next Generation to Meet Upgrade and Functionality Requirements. In the event that RTX fails to complete the upgrade requirements to Delta Flyer, Next Generation, and future product ETS Upgrades, as required in Sections 2.1, 2.2, 2.3, and 2.4, and the Management Team does not approve Delta Flyer for release, the resolution of such matter will be conducted through the Escalation Procedures. If under the Escalation Procedures it is ultimately determined by arbitration that a party can terminate, such party shall have the right (as such party's sole remedy) to terminate this Agreement upon written notice to the other party per Section 9.3. Further, in conjunction with the Escalation Procedures: (i) RTX may not terminate this Agreement if such upgrade delivery failure is a result of RTX's failure to attempt in good faith to make such ETS Upgrades and product releases; and (ii) ABI may not terminate this Agreement if such failure is as a result of ABI's failure to assist RTX as required pursuant to Sections 2.1 and 2.2.

2.6 Events upon  Termination.  Upon  termination of this  Agreement  pursuant to
Section 2.5: (a) RTX shall not register additional Warrants issued to ABI per this Agreement; (b) the Side Letter shall be of no force or effect; (c) RTX shall pay to ABI all payments earned and owed per this agreement up to the Termination Date.

2.7 Event Upon Launch Date. Upon the occurrence of the Launch Date, ABI Commissions shall begin to accumulate, and payments under Article 8 shall commence.

2.8 Ownership of ETS. ABI hereby acknowledges and agrees that RTX owns all right, title and interest in and to the ETS, including, any and all ETS Upgrades and upgrades that are made in and to the ETS, including, without limitation, those made pursuant to Sections 2.1 and 2.2. The parties hereby agree that the ownership of Data shall be governed by Section 5.1.

                                   ARTICLE III
                         ABI BROKER TRADES OVER RTX ETS

3.1 ETS Launch Date. Commencing on the Launch Date, RTX shall provide ABI with access to the ETS for the purposes of executing and assisting Trades.

3.2 Trades. ABI shall use its best efforts to facilitate ABI Broker Trades to be effected over and posted on the ETS.

                                   ARTICLE IV
                                   EXCLUSIVITY

4.1      Exclusivity.

(a) ABI hereby agrees that during the Agreement Term, it shall not enter into any other agreement, relationship, joint venture or investment, either directly or indirectly, which facilitates the execution or posting of Trades electronically in the bandwidth capacity market which places ABI in direct or indirect competition with the RTX ETS; provided, however, RTX acknowledges and grants an exception to this Section 4.1(a) for the continuation of the following pre-existing bandwidth market relationships, except that if any of the following enter into an ETS that competes with the RTX ETS in the bandwidth capacity market, ABI will not facilitate the execution of Trades on any such ETS:

1.   Michael E. Moore is a member of the board of directors of LighTrade, Inc.
2.   Any and all consulting agreements between ABI and LighTrade, Inc.
3.   Michael E. Moore is a member of the advisory board to Electrade, Inc.

4.   ABI acts as an advisor to Electrade, Inc.
5. Any and all alliances between ABI and Arthur Andersen Global Bandwidth Practices
6.   Any and all alliances between ABI and Lucent Technologies.
7.   Any and all alliances between ABI and Kane and Associates.
8.   Any and all alliances between ABI and Electrade.
9.   Any and all alliances between ABI and Universal Access, Inc.
10. Any and all alliances between partners of ABI as partners in Amerex Power, Amerex Natural Gas, P&G Data or Amerex and Altra Technologies.

(b) RTX hereby agrees that during the Agreement Term, it shall not enter into any other agreement, relationship, joint venture or investment, either directly or indirectly, which facilitates the execution or posting of Trades electronically or by voice brokerage. RTX agrees that it shall not enter into any other agreement, relationship, joint venture or investment, either directly or indirectly with another Broker that competes either directly or indirectly with ABI in brokering the bandwidth capacity market without the prior consent of ABI; provided, however, ABI acknowledges and grants an exception to this Section 4.1(b) for a continuation of the following pre-existing bandwidth market relationships, except that if any of the following enter into an ETS or voice broker business that competes with the RTX ETS or ABI voice broker business in the bandwidth capacity market, RTX will not facilitate the execution of Trades on any such ETS or voice broker business:

1.   Any and all agreements between RTX and Sam Chiu.
2.   Any and all agreements between RTX and J.P. Crementz.
3.   RTX's consulting practice.
4. Any and all agreements or alliances between RTX and Dow Jones as such agreements or alliances relate to indexes.
5.   Any and all agreements between RTX and SAIC.
6. ABI acknowledges that RTX has a business plan to implement RTX's ownership and operation of its delivery hubs.

Each of RTX and ABI hereby agree to provide the other party with the appropriate consents or resolutions of its respective board of directors or partnership relating to the exceptions set forth in this Section 4.1 upon written request from such other party.

RTX is committed to resolve any conflict that Arthur Andersen may have created by the ABI alliance with Arthur Andersen Global Bandwidth Practices in ABI's consulting business and RTX's relationship with Arthur Andersen as its outside auditing firm. Should this conflict not be resolved, RTX shall, at the request of ABI, terminate within a reasonable period of time its audit relationship with Arthur Andersen, and obtain another outside auditing firm.

                                    ARTICLE V
                                      DATA

5.1 Ownership of Data. Commencing from the Effective Date, both parties shall jointly own all rights, title and interest in and to the Data. RTX and ABI shall use their respective best efforts to cause data generated by such party in the ETS to become Data. RTX and ABI shall have joint use of and must jointly consent to the use of the Data and shall equally split proceeds generated from any sale of Data; provided, however, that ABI acknowledges and accepts RTX's preexisting relationship with Dow Jones. RTX shall pay ABI 50% of any proceeds received from the sale of Data, from the relationship with Dow Jones, on Data generated per this Section 5.1 after the Effective Date. The joint ownership of the Data shall survive this Agreement; provided, however, that any Data generated by either party after this Agreement is terminated shall be solely owned by such generating party. Any disagreements between RTX and ABI regarding the Data shall be addressed by the Alliance Board.

                                   ARTICLE VI
                            MANAGEMENT AND OPERATIONS

6.1 ETS Management. Each party will appoint two (2) management level representatives, each called a management contact ("Management Contact") to the
ETS  Management   Team.  The  Management  Team  shall  be
responsible  for the  interaction  between the two (2)  parties for  management, marketing, finance, accounting, personnel, and technological decisions that directly affect both RTX and ABI and the ETS during the Agreement Term, for bandwidth and Internet Protocol markets that ABI is facilitating Trades in. Furthermore, the Management Team shall meet in person a minimum of two (2) times per month during the Initial Term, to be reduced to one (1) time per month upon mutual agreement of the Alliance Board members, and will be responsible for: (i) overseeing all activities assigned to such party in connection with this Agreement, including, but not limited to, ensuring that all needs of Members of the ETS are satisfactorily met; (ii) acting as the primary point of contact for all inquiries and suggestions from the other party, including, without limitation, suggestions or other input regarding the bandwidth market, focus or direction of the ETS, the participation of ABI Brokers and Members in facilitating Trades over the ETS and similar matters; (iii) acting as the initial point of contact to resolve disputes between the parties regarding this Agreement; (iv) each party's Management Contact shall advise and have direct access to the principal executive officers of such party. As long as the appointed Management Contact is of management level at each party, the Management Contact may be changed, following notice to the other party. In the event an issue arises that ABI believes needs further consideration by the parties, ABI's Management Contact may raise such issue first with the Alliance Board which will have ten (10) calendar days to consider and attempt to resolve such issue. If unsuccessful, the issue will then be considered for resolution over another ten (10) day period by the CEOs of ABI and RTX. If such issue is not resolved within such ten (10) day timeframe, ABI may raise such issue with the RTX Board of Directors through its seat on the RTX Board of Directors. The RTX Board of Directors shall have twenty (20) days in which to resolve the matter. Any determination by the RTX Board of Directors shall be final and binding and ABI shall have no further recourse in connection with such issue.

6.2 Technical Contact. Each party shall appoint a management level technical contact ("Technical Contact") to represent it during the Agreement Term. Each party's Technical Contact will report to the Management Team for technical matters assigned to such party in connection with this Agreement, including, but not limited to, (i) ETS Upgrades; (ii) ETS maintenance; (iii) ETS service desk technical matters; (iv) acting as primary point of contact for all official technical inquiries related to the ETS; (v) representing such party at Management Team meetings; and (vi) acting as the initial point of contact to resolve technical problems or disputes with the ETS.

6.3 Press Releases. Both parties hereby agree that they shall each have equal input on all press and media releases, public announcements and public disclosures that deal with ABI or its role in promoting online trading hereunder; provided however, that each of RTX and ABI must receive consent from the other party prior to issuing any press release which references the other party or the arrangements contemplated by this Agreement; provided, further, that RTX reserves the right to issue any and all press releases and/or other public disclosure statements which RTX reasonably determines, upon advice of counsel, to be necessary or appropriate for RTX to comply with applicable securities or other laws. RTX hereby agrees that it shall use reasonable efforts to obtain ABI's input before issuance of any such release or public disclosure.

                                   ARTICLE VII
                         REPRESENTATIONS AND WARRANTIES

7.1 RTX's Representations and Warranties. RTX represents and warrants to ABI as follows:

(a) it is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and it has the corporate power and is authorized to carry on its business as now conducted;

(b) it has performed all corporate actions and received all corporate authorizations necessary to execute and deliver this Agreement and to perform its obligations hereunder and this Agreement is valid, binding and enforceable against it (subject to applicable principles of equity and bankruptcy and insolvency laws);

(c) it has and shall maintain, during the Agreement Term, the power and authority, and all material governmental licenses, authorizations, consents approvals necessary to own its assets, carry on its business and to perform its obligations under this Agreement; and

(d) the execution, delivery and performance of this Agreement does not violate the terms of any security agreement, license, or any other contract or written instrument to which it is bound.

7.2 ABI's Representations and Warranties. ABI represents and warrants to RTX as follows:

         (a) it is a limited partnership duly organized, validly existing and in good standing under the laws of the State of Texas and it has the power and authority to carry on its business as now conducted;

         (b) it has performed all actions and received all authorizations necessary to execute and deliver this Agreement and to perform its obligations hereunder and this Agreement is valid, binding and enforceable against it (subject to applicable principles of equity and bankruptcy and insolvency laws);

         (c) it has and shall maintain, during the Agreement Term, the power and authority, and all material governmental licenses, authorizations, consents and approvals necessary to own its assets, carry on its business and to perform its obligations under this Agreement; and

         (d) the execution, delivery and performance of this Agreement does not violate the terms of any security agreement, license, or any other contract or written instrument to which ABI is bound.

7.3 Disclaimer of Other Warranties. EXCEPT FOR THE REPRESENTATIONS AND WARRANTIES EXPRESSLY CONTAINED IN THIS AGREEMENT, EACH OF ABI AND RTX EXPRESSLY DISCLAIMS AND WAIVES ALL OTHER REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, REPRESENTATIONS OR WARRANTIES OF MERCHANTABILITY OR FITNESS FOR ANY PARTICULAR PURPOSE, OR ARISING OUT OF COURSE OF DEALING OR COURSE OF PERFORMANCE.

                                  ARTICLE VIII
                            PAYMENTS AND COLLECTIONS

8.1 Appointment of Agent. ABI hereby authorizes RTX: (i) to bill, invoice, collect and receive all sums of money due and payable to ABI, arising from any and all ABI Broker Trades executed on the ETS, with full power (but no obligation) to institute any suits, actions and proceedings that may be necessary for the collection and recovery of those sums, to represent ABI before any court in connection with such collection and recovery, and to prosecute the same to final judgment; and (ii) on the payment or receipt of any such sums of money due from any of such ABI Broker Trades, to satisfy the same and issue proper discharges, together with any documents, whether of record or otherwise, as may be necessary and appropriate, and in connection with the same, to compromise, settle or adjust any disputed claim or matter. In connection with such activities, RTX shall not represent itself as having any relationship to ABI other than that of an independent agent for the limited purposes described herein. For purposes of Commission Pool revenues, such revenues are deemed to be RTX revenues with respect to Section 8.1(i) above and RTX will in turn pay any payments owed from RTX to ABI pursuant to and in accordance with Section 8.2 below. RTX shall not have, nor shall it hold itself out as having, the power to make contracts in the name of or binding on ABI, nor shall it have the power to pledge credit or extend credit in the name of ABI. ABI shall not have, nor shall it hold itself out as having, the power to make contracts in the name of or binding on RTX, nor shall it have the power to pledge credit or extend credit in the name of RTX.

8.2      ABI Commissions and RTX Commission.

         (a) ABI Original Commission: For the Initial Term RTX shall pay ABI, as compensation for its activities hereunder, thirty (30%) percent of the Commission Pool collected or received by RTX during each calendar month of the Initial Term ("ABI Original Commission"). RTX shall pay ABI the ABI Original Commission within five (5) business days after the end of each such calendar month that the Commission Pool revenue is collected or received by RTX, or within sixty (60) calendar days after the end of each such calendar month that each such Trade was executed on the ETS, whichever is earlier. All such amounts will be adjusted by the portion of any amounts that RTX in unable to collect and writes-off as bad debt within one year after such trade. If this Agreement is terminated during the Initial Term, RTX shall continue to pay ABI thirty percent (30%) of the Commission Pool collected or received by RTX during each calendar month after the termination date for Trades transacted on the ETS prior to the termination date.

         (b) ABI Subsequent Commission: After the Initial Term, RTX shall pay to ABI the ABI Subsequent Commission of the Commission Pool collected or received by RTX during each calendar month. RTX shall pay ABI the ABI Subsequent Commission within five (5) business days after the end of each such calendar month that the Commission Pool revenue is collected or received by RTX, or within sixty (60) calendar days after the end of each such calendar month that each such Trade was executed on the ETS, whichever is earlier. If this Agreement is terminated after the Initial Term, RTX shall continue to pay ABI the ABI Subsequent Commission of the Commission Pool collected or received by RTX during each calendar month after the termination date for Trades transacted on the ETS prior to the termination date.

         (c) RTX Commission: All remaining amounts collected or received by RTX, above the amounts paid to ABI for the ABI Subsequent Commission, during such period shall belong to RTX as its compensation for its activities hereunder. The portion of the Commission Pool other than ABI Original Commissions and ABI Subsequent Commissions, as applicable, collected or received by RTX hereunder shall constitute the RTX Commission.

         (d) Both parties agree that a claim arising under this Section 8.2 shall not be subject to the limitation on liability in Article 11 or to Section 13.3.

8.3      Estimated ABI Monthly Cost and ABI Subsequent Commission.

         (a) Within fifteen (15) days of from the Launch Date, ABI shall submit to RTX its Estimated ABI Monthly Cost for each of the first three (3) months following the Launch Date, which monthly estimates shall be attached at Schedule G, as they are submitted from ABI. Within fifteen (15) days after the start of the second, third, and fourth three (3) month period following the Launch Date, ABI shall submit to RTX its Estimated ABI Monthly Cost for each such three (3) months. RTX shall pay to ABI the Estimated ABI Monthly Cost for each such month within five (5) business days after the end of the previous month during the Initial Term. The Estimated ABI Monthly Cost shall not exceed $70,000 per month unless approved by the majority of the Alliance Board. The Estimated ABI Monthly Cost shall terminate at the end of the Initial Term, unless the Alliance Board unanimously votes to renew it for a specific period of time.

         (b) At any time that the Estimated ABI Monthly Cost program is in effect, should the Estimated ABI Monthly Cost or the ABI Actual Cost (as calculated pursuant to Section 8.4) exceed $70,000 and the Alliance Board does not approve an increase to the Estimated ABI Monthly Cost or pay the increase to the ABI Actual Cost, ABI shall have the right to be paid the Estimated ABI
Monthly Cost or ABI Actual Cost owed for the month or period in question, and then to have the ABI Subsequent Commission begin from the date the Alliance Board denies such increase. Should ABI elect to have the ABI Subsequent Commission begin prior the end of the Initial Term, then RTX shall also pay ABI the ABI Original Commission earned and owed prior to the date that the Alliance Board denies the ABI request for increase.

8.4      True-Up.

         (a) During the Initial Term, within thirty (30) calendar days after the end of each month, the Management Team shall determine if certain payment adjustments in connection with the Estimated ABI Monthly Cost are to be made. This period of time shall be the calculation period ("Calculation Period"). During any such Calculation Period, the Management Team shall determine the difference between the Estimated ABI Monthly Cost and the ABI Actual Cost, herein called the ABI cost difference ("ABI Cost Difference"). If the ABI Cost Difference of any such calendar month is less than zero, then RTX shall, within five (5) business days after the end of such Calculation Period, pay such ABI Cost Difference to ABI. If the ABI Cost Difference of any calendar month is greater than zero, then ABI shall, within five (5) business days after the end of such Calculation Period, pay such ABI Cost Difference to RTX.

         (b) If ABI exercises its right to begin payment of the ABI Subsequent Commission (as stated in Section 8.3) each calendar month before the end of the Initial Term, then subsection c(i) of the definition of ABI Subsequent Commission shall equal fifteen percent (15%) until the end of the second year following the Launch Date.

         (c) Both parties agree that a claim arising under this Section 8.4 shall not be subject to the limitation on liability in Article 11 or to Section 13.3.

8.5 Taxes. Taxes chargeable against the income or gross receipts of the parties hereto or assessed in connection with the parties' employees (i.e., FICA, withholding taxes and other similar payroll taxes) shall be payable solely by the party against which such amounts are assessed.

8.6 Expenses. For any expenses related to the ETS such as marketing, advertising, and promotional expenses that either party would desire shared between the parties, prior to the incurrence thereof, both parties must mutually agree in writing to share the cost of such expenses. Otherwise the parties will be responsible for their own expenses.

8.7 Share Price Deficiency. If the common share price of RTX trades below the initial strike price as set forth in the initial series of Warrants (as adjusted for any stock split, combination or similar transaction) on the American Stock Exchange for more than twenty (20) consecutive trading days (each such event being referred to herein as a "Share Trading Deficiency") at any time following the date that is six (6) months after the Launch Date, ABI shall have the right by written notice within ten (10) business days following each Share Trading Deficiency to, (i) require the parties to renegotiate this Agreement; or (ii) to terminate this Agreement. If ABI does not provide such notice within such ten
(10) business day period following a Share Trading Deficiency, ABI shall cease having the right to renegotiate or terminate this Agreement as a result of that Share Trading Deficiency. Should ABI elect to renegotiate this Agreement, the parties shall have an initial period of thirty (30) days after ABI's notice in which to renegotiate this Agreement ("Renegotiation Period"). Should the parties fail to agree on a restructure of this Agreement by the end of the Renegotiation Period and the parties do not agree to extend the Renegotiation Period, then this Agreement shall be deemed to be terminated.

                                   ARTICLE IX
                          TERM, RENEWAL AND TERMINATION

9.1 Term. This Agreement shall commence as of the Effective Date for an Agreement Term ending on the fifth (5th) anniversary of the Launch Date ("Agreement Term"). This Agreement shall automatically renew at the end of the Agreement Term for additional successive one (1) year terms (each, a "Renewal Term"), unless previously terminated as contemplated hereunder (including, without limitation, under Section 9.3).

9.2 Event Upon Effective Date. Upon the occurrence of the Effective Date, the parties shall cause the following evens to occur:

         (a)      the Side Letter shall come into full force and effect;

         (b)      RTX shall issue the Warrants to ABI; and


9.3      Termination.  This Agreement may be terminated as follows:

         (a)      Upon mutual written agreement of both parties;

         (b) If either party materially fails to perform any of its material obligations hereunder and if any such failure is not corrected within thirty (30) days after its receipt of written notice specifying the nature of its failure, then the non-failing party may, at its option, terminate this Agreement; provided, however, that if the failing party disputes whether there has been a material breach of this Agreement, then this Agreement shall not terminate until such dispute has been resolved in accordance with the procedures outlined in Section 12.1. If it is determined pursuant to the provisions in Section 12.1 that there has been a material breach of this Agreement, then the Agreement will automatically terminate unless the parties agree otherwise.

         (c) By either party, at any time, upon ten (10) days' prior written notice to the other party upon the occurrence of any of the following: (i) the failure of the non-terminating party generally to pay its debts as such debts become due, the admission by such party in writing of its inability to pay its debts as such debts become due, or the making by such party of any general assignment for the benefit of creditors; (ii) the commencement by the non-terminating party of any case, proceeding, or other action seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of it or its debts under any law relating to bankruptcy, insolvency, or reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for it or for all or any substantial part of its property; or (iii) the commencement of any case, proceeding or other action against the non-terminating party seeking to have any order for relief entered against such party as debtor, or seeking reorganization, arrangement, adjustment, liquidation, dissolution or composition of such party or its debts under any law relating to bankruptcy, insolvency, reorganization, or relief of debtors, or seeking appointment of a receiver, trustee, custodian, or other similar official for such party or for all or any substantial part of the property of such party, and (a) such party shall, by any act or omission, indicate its consent to, approval of, or acquiescence in such case, proceeding or action, or (b) such case, proceeding or action results in the entry of an order for relief which is not fully stayed within seven business days after the entry thereof, or (c) such case, proceeding, or action remains undismissed for a period of thirty (30) days or more or is dismissed or suspended only pursuant to Section 305 of the United States Bankruptcy Code or any corresponding provision of any future United States Bankruptcy law;

         (d)      In accordance with Article 2 and Article 8;

                  (e) By the non-merging party, upon any merger, consolidation, business combination, reorganization or recapitalization of either party ("Merger Company") in which the Merger Company is not the surviving entity or in which the stockholders of the Merger Company immediately prior to such transaction own capital stock representing less than fifty percent (50%) of the Merger Company's voting power immediately after such transaction, or any transaction or series of related transactions in which capital stock representing in excess of fifty percent (50%) of the Merger Company's voting power is transferred; provided, however, that this Section 9.2(e) shall only apply when the acquiring third party or the third party otherwise gaining a controlling interest in either RTX and ABI is a competitor in the bandwidth capacity or Internet Protocol markets of the other party or where the event adversely affects one of the party's businesses; or

                  (f) At the end of any the Agreement Term or a Renewal Term by either party giving written notice of termination to the other party at least sixty (60) days prior to the end of the then current Term.

                                    ARTICLE X

                                 CONFIDENTIALITY

10.1 General. Each party acknowledges that it may gain access to confidential information belonging to the other party and its affiliates and customers, including, but not limited to business, financial and technological information ("Proprietary Information") which Proprietary Information constitutes and shall constitute valuable assets and trade secrets. ABI acknowledges and agrees that the ETS, the Documentation and the ETS Upgrades to each of the foregoing, shall constitute Proprietary Information that is owned by RTX. Both parties hereby agree that all Data shall constitute Proprietary Information that is owned by the parties in accordance with Article 5, except that the Data may be disclosed publicly to third parties on an aggregated and anonymous basis, subject to the parties' mutual agreement. Accordingly, when a party (the "Receiving Party") receives Proprietary Information from another party (the "Disclosing Party") the Receiving Party shall, both during the Agreement Term and following the termination thereof:

         (i) keep secret and retain in strict confidence any Proprietary Information received from the Disclosing Party;

         (ii) not disclose to any third party any Proprietary Information of the Disclosing Party for any reason whatsoever except as authorized under this Agreement;

         (iii) not disclose any Proprietary Information received from the Disclosing Party to the Receiving Party's and its affiliates' employees, except on a need-to-know basis; and

         (iv) not make use of any Proprietary Information received from the Disclosing Party for its own purposes or for the benefit of any third party except as authorized by this Agreement.

10.2 Requested or Required Disclosure. Notwithstanding Section 10.1, if the Receiving Party is or requested or required to disclose Proprietary Information of the Disclosing Party pursuant to a government regulatory entity or agency, by court order or by law, the Receiving Party shall (A) provide the Disclosing
Party with reasonable prior written notice of such disclosure to permit the Disclosing Party the opportunity to seek confidential or other appropriate treatment of such information, (B) cooperate with the Disclosing Party, at the Disclosing Party's expense, in obtaining confidential or other appropriate treatment of such information, and (C) furnish only such portion of the Proprietary Information as the Receiving Party is legally required to disclose.

10.3 Exceptions. The obligations of this Article 10 shall not extend to any information which:

         (a)      is in the public domain;

         (b) comes into the public domain through no fault of the Receiving Party, its employees or persons to whom the Receiving Party disclosed such information;

         (c) is already lawfully known, free of restrictions, to the Receiving Party at the time of its receipt;

         (d)      is  known  or  developed   independently  of  any  Proprietary
                  Information by the Disclosing Party as can be proved by the Disclosing Party's contemporaneous business records; or

         (e) subject to Section 10.2, is required to be disclosed by a government regulatory entity or agency, by court order or by law and is not under seal or otherwise not subject to a confidentiality order by such agency or court.

10.4 Events upon Termination. Upon the expiration or termination of this Agreement, or upon demand by Disclosing Party, the Receiving Party shall promptly return all Proprietary Information of Disclosing Party in its possession (in whatever form it may be, including notes containing Proprietary Information), or at Disclosing Party's option, shall certify in writing to Disclosing Party that all such Proprietary Information has been destroyed.

10.5 Injunction. Both parties acknowledge that remedies at law for breach of either party's obligations under Article 10 of this Agreement may be inadequate, that the non-breaching party may be irreparably harmed by any such breach, and that in the event of any such breach, the non-breaching party shall be entitled to seek specific performance or any type of preliminary, temporary or permanent injunctive relief without a requirement to post bond.

10.6 Limitation of Liability. Both parties agree that a claim arising under this
Article 10 shall not be subject to the limitation of liability in Article 11 or to Section 13.3.

                                   ARTICLE XI
                             LIMITATION OF LIABILITY

11.1 Limitation of Liability - Pre Launch Date. BEFORE THE LAUNCH DATE, RTX SHALL NOT BE LIABLE TO ABI (NOR TO ANY PERSON CLAIMING RIGHTS DERIVED FROM ABI'S RIGHTS) FOR ANY DIRECT DAMAGES OF ANY KIND IN ANY WAY RELATED TO THIS AGREEMENT WHETHER IN CONTRACT OR IN TORT, REGARDLESS OF WHETHER RTX WAS ADVISED, HAD OTHER REASON TO KNOW, OR IN FACT KNEW OF THE POSSIBILITY THEREOF.

BEFORE THE LAUNCH DATE, ABI SHALL NOT BE LIABLE TO RTX (NOR TO ANY PERSON CLAIMING RIGHTS DERIVED FROM RTX'S RIGHTS) FOR ANY DIRECT DAMAGES OF ANY KIND IN ANY WAY RELATED TO THIS AGREEMENT WHETHER IN CONTRACT OR IN TORT, REGARDLESS OF WHETHER RTX WAS ADVISED, HAD OTHER REASON TO KNOW, OR IN FACT KNEW OF THE POSSIBILITY THEREOF.

11.2 Limitation of Liability - Post Launch Date. ON AND AFTER THE LAUNCH DATE, THE MAXIMUM LIABILITY OF RTX UNDER THIS AGREEMENT FOR ACTUAL DAMAGES, WHETHER ARISING OUT OF BREACH OF CONTRACT (INCLUDING BREACH OF WARRANTY) OR TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE AND STRICT LIABILITY), SHALL IN NO EVENT EXCEED THREE HUNDRED THOUSAND US DOLLARS ($300,000) IN AGGREGATE FOR ALL CLAIMS DURING EACH YEAR OF THE AGREEMENT TERM.

ON AND AFTER THE LAUNCH DATE, THE MAXIMUM LIABILITY OF ABI UNDER THIS AGREEMENT FOR ACTUAL DAMAGES, WHETHER ARISING OUT OF BREACH OF CONTRACT (INCLUDING BREACH OF WARRANTY) OR TORT (INCLUDING, WITHOUT LIMITATION, NEGLIGENCE AND STRICT LIABILITY), SHALL IN NO EVENT EXCEED THREE HUNDRED THOUSAND US DOLLARS ($300,000) IN AGGREGATE FOR ALL CLAIMS DURING EACH YEAR OF THE AGREEMENT TERM.

                                   ARTICLE XII
                           NEGOTIATION AND ARBITRATION

12.1 Arbitration and Business Arbitration. The parties shall attempt in good faith to resolve any dispute arising out of or relating to this Agreement promptly by negotiation between executives. If the matter has not been resolved within ten (10) days after a party's request for negotiation, either party may initiate arbitration as provided herein. Except where otherwise expressly provided in this Agreement, any dispute arising out of or relating to this contract or the breach, termination or validity thereof, which has not been resolved by negotiation, shall be settled by binding arbitration in accordance with the then current Center for Public Resources Rules for Non-Administered Arbitration of Business Disputes by three independent and impartial arbitrators. Each party shall appoint one arbitrator and the two arbitrators shall appoint the third arbitrator, who shall be the chairman of the arbitration panel; each arbitrator selected must have an expertise in the matter(s) in dispute. The arbitration shall be governed by the United States Arbitration Act, 9 U.S.C. ss. 1-16, and judgment upon the award rendered by the arbitrators may be entered by any court having jurisdiction thereof. The place of arbitration shall be New York, New York and the arbitration shall be conducted in the English language. The laws of the state of New York, exclusive of its conflict-of-laws rules, shall govern as to the merits of the dispute. The arbitrators are not empowered to award damages in excess of those specified in this agreement, and each party hereby irrevocably waives any right to recover such damages with respect to any dispute resolved by arbitration. The statute of limitations of the State of New York applicable to the commencement of a lawsuit shall apply to the commencement of an arbitration.

                                  ARTICLE XIII
                                     GENERAL

13.1 Amendment. No amendment, modification or discharge of this Agreement, and no waiver hereunder, shall be valid or binding unless set forth in writing and duly executed by the party against whom enforcement of the amendment, modification, discharge or waiver is sought.

13.2 Assignment. Either party may assign this Agreement and its rights and obligations hereunder without the consent of the other party, to: (i) a parent company or affiliate or subsidiary which is capable of performing all of its obligations hereunder; or (ii) any entity which purchases substantially all of its assets (provided, however, that such entity is not a competitor of the other party and such event does not adversely affect the other party's business). Except as provided in this Section 13.2, neither this Agreement nor any rights hereunder shall be assignable by any party without the prior written consent of the other party hereto, which consent shall not be unreasonably withheld or delayed.

13.3 No Consequential Damages. RTX SHALL NOT BE LIABLE TO ABI (NOR TO ANY PERSON CLAIMING RIGHTS DERIVED FROM OR THROUGH ABI) FOR ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES OF ANY KIND (INCLUDING, WITHOUT LIMITATION, LOST REVENUES OR PROFITS, LOSS OF BUSINESS OR LOSS OF DATA) IN ANY WAY RELATED TO THE ETS OR THIS AGREEMENT, WHETHER IN CONTRACT OR IN TORT, AND REGARDLESS OF WHETHER RTX WAS ADVISED, HAD OTHER REASON TO KNOW, OR IN FACT KNEW OF THE POSSIBILITY THEREOF.

ABI SHALL NOT BE LIABLE TO RTX (NOR TO ANY PERSON CLAIMING RIGHTS DERIVED FROM OR THROUGH RTX) FOR ANY INCIDENTAL, INDIRECT, CONSEQUENTIAL, SPECIAL, PUNITIVE OR EXEMPLARY DAMAGES OF ANY KIND (INCLUDING, WITHOUT LIMITATION, LOST REVENUES OR PROFITS, LOSS OF BUSINESS OR LOSS OF DATA) IN ANY WAY RELATED TO THE ETS OR THIS AGREEMENT, WHETHER IN CONTRACT OR IN TORT, AND REGARDLESS OF WHETHER ABI WAS ADVISED, HAD OTHER REASON TO KNOW, OR IN FACT KNEW OF THE POSSIBILITY THEREOF.

13.4     Audit of Books and Records.

Each party hereby agrees that each party shall prepare, or cause to be prepared, and shall maintain for a period of at least three (3) years, accurate corporate books and records (excluding bank records) with respect to payments and transactions effected pursuant to or in connection with this Agreement, any Membership Agreement or any Agency Affidavit.

Each party, upon reasonable prior written notice during the Agreement Term and for one (1) year thereafter, shall make such records in which the other party has a business or financial interest under this Agreement reasonably available (on hard or soft copy, if maintained in such form) to the other party's auditors and other representatives at the place or places where such records are customarily kept, for inspection during normal business hours.

13.5 Choice of Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, U.S.A. without giving effect to the conflicts of law principles thereof (other than Section 5-1401 of the New York General Obligations Law).

13.6 Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same agreement.

13.7 Entire Agreement. This Agreement,, other documents expressly referred to herein or therein, and all Schedules hereto, constitutes the entire agreement between the parties hereto with respect to the matters specifically addressed herein, supersede all written and oral communications and shall be binding upon and inure to the benefit of the parties hereto and their successors and assigns.

13.8 Force Majeure. In the event that either party's performance of this Agreement or any obligation hereunder is prevented, restricted or interfered with by causes beyond its reasonable control including, but not limited to, acts of God, fire, explosion, vandalism, storm or other similar occurrence, any law, order, regulation, direction, action or request of the United States government, or of any state or local government, or of any department, agency, commission, court, bureau, corporation or other instrumentality of any one or more such governments, or of any civil or military authority, or by national emergency, insurrection, riot or war, or any Internet, computer or telecommunications failures; then such party shall be excused from such performance on a day-to-day basis to the extent of such prevention, restriction or interference. Such party shall use reasonable efforts under the circumstances to avoid or remove such causes or nonperformance and shall proceed to perform with reasonable dispatch whenever such causes are removed or cease. For purposes of this Section 13.8, the actions of a party's owners, employees, and agents shall be deemed to be causes within that party's reasonable control.

13.9 Headings. Article, section and subsection headings contained in this Agreement are inserted for convenience of reference only, shall not be deemed to be a part of this Agreement for any purpose, and shall not in any way define or affect the meaning, construction or scope of any of the provisions hereof.

13.10 Pronouns. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as the identity of the person or entity may require.

13.11 Currency. Unless otherwise indicated to the contrary, all monetary amounts referred to in this Agreement, including the Schedules, shall be in U.S. dollars.

13.12 No Joint Venture or Agency. The relationship of the parties under this Agreement is that of independent contractors, and nothing in this Agreement shall be construed to create a joint venture or partnership. Except for the purposes expressly set forth in Section 8.1, neither party shall be deemed to be an employee, agent, partner or legal representative of the other for any purpose and neither party will have any right, power or authority to create any obligation or responsibility on behalf of the other.

13.13 No Third Party Beneficiary. Except as expressly provided herein, this Agreement is made and entered into for the sole protection and benefit of the parties hereto, and no other person or entity shall have any right of action hereon, right to claim any right or benefit from the terms contained herein or be deemed a third party beneficiary hereunder.

13.14 No Waiver. Neither the waiver by any of the parties hereto of a breach of or a default under any of the provisions of this Agreement, nor the failure of any of the parties, on one or more occasions, to enforce any of the provisions of this Agreement or to exercise any right or privilege hereunder shall thereafter be construed as a waiver of any subsequent breach or default of a similar nature, or as a waiver of any of such provisions, rights or privileges hereunder.

13.15 Notices. All notices, demands, requests, or other communications which may be or are required to be given, served, or sent by any party to any other party pursuant to this Agreement shall be in writing and shall be mailed by first-class, registered or certified mail, return receipt requested, postage prepaid, or transmitted by hand delivery (including delivery by courier), or delivered by overnight courier or by facsimile transmission, or by electronic mail with a copy of such electronic mail sent via telecopy within twenty-four
(24) hours thereafter, addressed as follows:

                  (i)      If to RTX:

                           RateXchange Corporation
                           185 Berry Street
                           Suite 3515
                           San Francisco, CA 94107

                           Attention:  Nick Cioll
                           Fax:     (415) 371-9801
                           E-mail:  ncioll@ratexchange.com

                           with a copy (which shall not constitute notice) to:

                           RateXchange Corporation
                           185 Berry Street
                           Suite 3515
                           San Francisco, CA 94107

                           Attention:  Christopher Aguilar, Corporate Counsel
                           Fax:     (415) 371-9801
                           E-mail:  ags@ratexchange.com


                  (ii)     If to ABI:

                           Steven W. Town
                            One Sugar Creek Center Blvd.
                           Suite 700
                           Sugar Land, TX. 77478
                           Fax No.:  281-634-8883    ?
                           E-mail: stevet@amerexenergy.com

                           with a copy (which shall not constitute notice) to:

                           Jimmy Welder

                           The Kleberg Law Firm, P.C.
                           Suite 900 North Tower
                           800 N. Shoreline Blvd.
                           Corpus Christi, TX 78401?
                           Fax No.: (361) 693-8600
                           E-mail: jwelder@kleberg.com

Each party may designate by notice in writing a new address to which any notice, demand, request or communication may thereafter be so given, served or sent. Each notice, demand, request, or communication which shall be mailed, delivered or transmitted in the manner described above shall be deemed sufficiently given, served, sent and received for all purposes at such time as it is delivered to the addressee (with the return receipt, the delivery receipt, the affidavit of messenger or (with respect to a telecopy) the confirmation being deemed conclusive (but not exclusive) evidence of such delivery) or at such time as delivery is refused by the addressee upon presentation, or in the case of electronic mail, the confirmation of the telecopy being deemed conclusive (but not exclusive) evidence of such delivery.

13.16 Severability. If any part of any provision of this Agreement or any other agreement, document or writing given pursuant to or in connection with this Agreement shall be invalid or unenforceable under applicable law, said part shall be ineffective to the extent of such invalidity or unenforceability only, without in any way affecting the remaining parts of said provision or the remaining provisions of this Agreement.

13.17 Further Assurances. Each of the parties hereto agrees to execute and deliver or cause to be executed and delivered such further instruments, to take or cause to be taken such further actions, and to use its reasonable efforts to obtain such requisite consents as the party may from time to time reasonably request in order to effectuate fully the purposes, terms and conditions of this Agreement.

13.18 Binding Effect. Subject to any provisions hereof restricting assignment, this Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns

13.19 Survival.  Sections 2.8, 5.1, 13.1, 13.3,  13.4, 13.5, 13.7, 13.9,  13.14,
13.15, 13.16 and 13.19 and Articles 10, 11, and 12, shall survive the termination of this Agreement.

                            (signature page follows)

         IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be duly executed and delivered on its behalf and its name as of the date indicated above.

                                    AMEREX BANDWIDTH, LTD.

                                    By: /s/ Steven W. Town
                                       ------------------------
                                        Name:  Steven W. Town
                                        Title: Authorized Officer of the General
                                               Partner

                                    RATEXCHANGE CORPORATION

                                    By: /s/ Donald H. Sledge
                                       ----------------------------
                                        Name:  Donald H. Sledge
                                        Title: Chief Executive Officer

                                                CONFIDENTIAL TREATMENT REQUESTED
                                             FOR BRACKETED PORTIONS ON THIS PAGE


                                   SCHEDULE A

In addition to other functionally ETS Upgrades and ETS releases that are mutually agreed to in writing by the parties from time to time, RTX shall provide the following functionality upgrades to the ETS by the dates indicated.

The two ETS product versions are [***], and upgrades to those products. [***] is the current ETS. [***] will be the result of the upgrades below, and which shall include such other functionality upgrades as stated in any amendment to this Schedule A.

Both parties hereby agree that the Time Frame requirement for each functionality ETS Upgrade described below can be amended to be [***], if mutually agreed to by both parties, if [***] occurs later than the Time Frame specified below. ABI hereby acknowledges and agrees that the Time Frame specified below may be extended, if mutually agreed by both parties, if ABI requires changes to the functionality upgrade described below.

Section 1:  [***]

[***]

-------------------------------------- ---------------------------- ------------

                                       Version                      Time Frame

-------------------------------------- ---------------------------- ------------

-------------------------------------- ---------------------------- ------------
           [***]                                  [***]             [***]

                                                  [***]
-------------------------------------- ---------------------------- ------------
           [***]                                  [***]             [***]

                                                  [***]
-------------------------------------- ---------------------------- ------------
           [***]                                  [***]             [***]
-------------------------------------- ---------------------------- ------------
           [***]                                  [***]             [***]
-------------------------------------- ---------------------------- ------------
           [***]                                  [***]             [***]
-------------------------------------- ---------------------------- ------------
           [***]
-------------------------------------- ---------------------------- ------------
           [***]                                  [***]             [***]
-------------------------------------- ---------------------------- ------------
           [***]                                  [***]             [***]
-------------------------------------- ---------------------------- ------------
           [***]                                  [***]             [***]
-------------------------------------- ---------------------------- ------------

Section 2:

a.  Product Pricing Options:

ABI shall assist RTX for [***]pricing specifications, with which RTX shall program into the [***] the [***] product pricing element for client viewing and pricing.

Confidential
September 17, 2000
Attachment A

                                                CONFIDENTIAL TREATMENT REQUESTED
                                             FOR BRACKETED PORTIONS ON THIS PAGE

b. [***]:

The [***] module to be released with [***] must support a [***] process that allows a company to define the [***] to be allocated to each of the other counterparties participating on the ETS. Each client is allowed to create and maintain this [***], which will contain all Members of the ETS. Requirements of the [***] Module are below:

-------------------------------------- ---------------------------- ------------

         Requirement                   Version                      Time Frame

-------------------------------------- ---------------------------- ------------
-------------------------------------- ---------------------------- ------------
         [***]                                    [***]             [***]
-------------------------------------- ---------------------------- ------------
-------------------------------------- ---------------------------- ------------
         [***]                                    [***]             [***]
-------------------------------------- ---------------------------- ------------
-------------------------------------- ---------------------------- ------------
         [***]                                    [***]             [***]
-------------------------------------- ---------------------------- ------------
-------------------------------------- ---------------------------- ------------
         [***]                                    [***]             [***]
-------------------------------------- ---------------------------- ------------
-------------------------------------- ---------------------------- ------------
         [***]                                    [***]             [***]
-------------------------------------- ---------------------------- ------------
-------------------------------------- ---------------------------- ------------
         [***]                                    [***]             [***]
-------------------------------------- ---------------------------- ------------

Definition of [***] Total: [***]

c.  System Hours:

RTX will make the ETS available for trading for market as follows:

         a.   [***]
         b.   [***]

d.  Security:

a.       [***]
b.       [***]

e.  Service Help Desk:

[***]

f.  Speed Issues:

[***]

g.  [***]:
[***]

h.  Data Feeds:

[***]

Confidential
September 17, 2000
Attachment A

                                                CONFIDENTIAL TREATMENT REQUESTED
                                             FOR BRACKETED PORTIONS ON THIS PAGE


                                   SCHEDULE B

                            ETS Upgrade Test Process

ABI shall have the right, [***] to conduct a test (the "ETS Upgrade Test") on the ETS, [***]. ABI shall have [***] to conduct the test of such ETS Upgrades. Upon ABI's acceptance of the ETS Upgrades it will execute the ABI Acknowledgement of ETS Upgrades Acceptance contained in Schedule C.

If ABI or the Management Team do not approve the ETS Upgrade being tested or those requirements stated in Schedule A, or any amendment to Schedule A, then ABI's Management Contacts shall promptly provide, [***] ("ETS Upgrade Notice Period"), RTX with written notice specifying any deficiencies in the upgraded ETS ("Deficiency Notice"). RTX shall have [***] after its receipt of the Deficiency Notice to correct such deficiencies, and [***]. Upon completion of the items in the Deficiency Notice RTX Management Contacts shall give ABI notice thereof ("Notice of Correction") and ABI shall then have [***] after its receipt of the Notice of Correction ("Additional Test Period") to conduct a test of the upgraded ETS, as corrected. If ABI or the Management Team do not approve the ETS Upgrades being tested or those requirements stated in Schedule A, or any amendment to Schedule A by the expiration of this Additional Test Period, [***]

If RTX does not receive a Deficiency Notice by the ETS Upgrade Notice Period or within the Additional Test Period, from ABI or the Management Team, then the ETS Upgrades shall be deemed to have been approved.

                                   SCHEDULE C

                    ABI AND MANAGEMENT TEAM ACKNOWLEDGMENT OF
                             ETS UPGRADES ACCEPTANCE

ABI hereby accepts and approves the ETS Upgrades, contained in Schedule A to this acceptance notice:

      /s/ Steven W. Town
-----------------------------------         -------------------------------
ABI Management Contact                      ABI Management Contact


The Management Team hereby accepts and approves the ETS Upgrades, contained in Schedule A to this acceptance notice:


      /s/ Donald H. Sledge                          /s/ R.N. Cioll
----------------------------------          --------------------------------
RTX Management Contact                      RTX Management Contact

      /s/ Steven W. Town
----------------------------------          --------------------------------
ABI Management Contact                      ABI Management Contact

                                   SCHEDULE D

                              "DBA" ACCOUNT REQUEST

AMEREX BANDWIDTH, LTD hereby requests that a "DBA" Account be opened as follows:

Principle's Name:  _____________________________________________________________

Principle's ABI Broker :  ___________________________________________________

                  Telephone:        _____________________________

                  Facsimile:        _____________________________

                  E-Mail:           _____________________________

Date of DBA Activation:  ___________________________________________________

================================================================================


AMEREX BANDWIDTH, LTD hereby affirms that is has been granted the legal authority to establish this "DBA" Account, enabling it and its employees the right and ability to effect brokered transactions on the ETS for bandwidth capacity and internet protocol markets on behalf of the principle, identified above.

AMEREX BANDWIDTH, LTD                         Authorized Representative:

Date:  _____________________                  __________________________________

                                              Print:____________________________

                                              Title: ___________________________

                                   SCHEDULE E
                               FORM OF SIDE LETTER

                               September 18, 2000

Amerex Bandwidth, Ltd.
One Sugar Creek Center Blvd.
Suite 700
Sugar Land, TX 77478

Re:  RateXchange Corporation ("RTX")

Dear Amerex Bandwidth, Ltd:

                  This letter is being delivered in connection with that certain Agreement ("Agreement") dated as of September 18, 2000 by and between Amerex Bandwidth, Ltd. ("ABI") and RateXchange Corporation ("RTX") . Capitalized terms used herein which are defined in the Agreement shall have the meanings set forth in the Agreement, unless otherwise defined herein.

                  In consideration of the mutual promises between the parties set forth in the Agreement, upon the occurrence of the Effective Date, RTX shall designate Steven W. Town, a representative of ABI, to the RTX board of directors, subject to each director's fiduciary duty to RTX and its stockholders. The ABI representative shall be appointed to the RTX board of directors as soon as practicable after the Effective Date and shall serve until the next annual meeting of the stockholders of RTX.

                  The rights set forth above are not transferable.

                  This letter will be binding upon all parties until the effectiveness of any amendment, modification or termination agreed to in writing by all parties.

                  This letter shall be governed by and construed according to the laws of the State of New York (excluding the choice of law rules thereof).

                                      Sincerely,

                                      RATEXCHANGE CORPORATION

                                      By:     /s/ Donald H. Sledge
                                          --------------------------------------
                                      Name:       Donald H. Sledge
                                             -----------------------------------
                                      Title:      CEO
                                              ----------------------------------



ACCEPTED AND AGREED:

AMEREX BANDWIDTH, LTD

By:       /s/ Steven W. Town
     ---------------------------------------
Name:         Steven W. Town
       -------------------------------------
Title:        CEO
        ------------------------------------

                                               Warrant to Purchase up to 300,000
                                                          Shares of Common Stock

                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                             RATEXCHANGE CORPORATION

                          Void after December 17, 2005
      (subject to earlier termination in accordance with the terms hereof)

         This certifies that, for value received, Amerex Bandwidth, Ltd., or its registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from RATEXCHANGE CORPORATION, a Delaware corporation (the "Company"), up to 300,000 shares of the voting common stock, $.0001 par value per share ("Common Stock"), of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender of this Warrant, at the principal office of the Company referred to below, with the notice of exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below.

1. Term of Warrant. Subject to the terms and conditions set forth herein and except as provided below, this Warrant shall be exercisable, in whole or in part, during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Standard Time, on December 17, 2005, and shall be void thereafter.

2. Exercise Price. The exercise price (the "Exercise Price") at which this Warrant may be exercised shall be, per share, the average of the closing trading price quoted on The American Stock Exchange LLC as published in the Eastern Edition of The Wall Street Journal for the twenty (20) trading days prior to and including August 15, 2000.

3.                Exercise of Warrant.

         (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part at any time, or from time to time, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise attached as Annex I hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash payable to the Company, (ii) by wire transfer of immediately available funds, (iii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iv) by some combination of (i),
(ii) and (iii), in each case, of the purchase price of the shares to be purchased.

         (b) This Warrant shall be deemed to have been exercised immediately as of the close of and time of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of such date and time. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver a certificate or certificates for the number of shares issuable upon such exercise to the person or persons entitled to receive the same. In the event that this Warrant is exercised in part, the Company at its expense shall execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

4. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of a share (as determined according to Section 3(c) above) multiplied by such fraction.

5. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

6. Rights of Stockholders. Subject to Sections 9 and 11 of this Warrant, until this Warrant shall have been exercised as provided herein, the Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise.

7.                Transfer of Warrant.

         (a) Warrant Register. The Company shall maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 7(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

         (c) Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company) and any stockholders agreement to which the transferor is a party. Subject to the provisions of this Warrant with respect to compliance with the Securities Act, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form attached as Annex II hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

         (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 7, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

         (e) Compliance with Securities Laws. The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Further, the Holder of this Warrant, by acceptance hereof, represents that it is an accredited investor within the meaning of Regulation D under the Securities Act. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

8. Reservation of Stock. The Company covenants that throughout the period during which this Warrant is exercisable, the Company shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, shall take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, encumbrances, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

9.                Notices.

         (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 11 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed by first-class mail, postage prepaid, return receipt requested, to the Holder of this Warrant.

         (b)      In the event:

                  (i) that the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                  (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                  (iii) of any voluntary dissolution, liquidation or winding-up of the Company;

                  then,  and in each such case,  the Company shall mail or cause to be mailed to the Holder or Holders a notice  specifying,  as the case may be,
(a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified.

                           (c) All such notices, advice and communications shall
be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

10.               Amendments.

         (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this
Section 10 shall be binding upon the Holder of this Warrant, each future holder of this Warrant, and the Company.

          (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of, or exception to, any such term, condition or provision.

11. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

         (a) Merger,  Sale of Assets,  etc. If at any time while this Warrant or any portion hereof is outstanding and unexpired, there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity or a merger (including a reverse triangular merger) in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of all or substantially all of the Company's properties and assets, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, consolidation, merger, sale or transfer, all subject to further adjustment as provided in this Section 11. The foregoing provisions of this Section 11(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         (b) Reclassification, etc. If the Company, at any time while this Warrant or any portion hereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 11.

         (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant or any portion hereof remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased, and the number of shares of such securities for which this Warrant may be exercised shall be proportionately increased, in the case of a split or subdivision, or the Exercise Price for such securities shall be proportionately increased and the number of shares of such securities for which this Warrant may be exercised shall be proportionately decreased, in the case of a combination.

         (d) Adjustments for Dividends in Stock or Other Securities or Property. If at any time while this Warrant or any portion hereof remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this
Section 11.

         (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 11, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

         (f) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 11 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

12.               Registration Rights.

         (a) Shelf Registration. At the request of the Holder, the Company shall prepare and file, as soon as reasonably practicable, a registration statement under the Securities Act to effect the "shelf" registration on a delayed or continuous basis under the Securities Act of all Common Stock held by the Holder pursuant to the exercise of this Warrant. (the "Warrant Shares"). The Company shall use its reasonable best efforts to cause such registration statement to become effective under the Securities Act after the date of filing.

         (b) Other Warrants Definition. The "Other Warrants" shall mean the certain four warrants issued to the Holder on the date hereof, each to purchase up to 500,000 shares of Common Stock of the Company, in the form attached hereto.

         (c) Expenses of Registration. The Company shall pay any and all registration expenses incident to the filing of each registration statement or otherwise incident to the performance by the Company of or its compliance with, its obligations under this Section 12. The Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of the Warrant Shares included in such registration statement and the fees of any counsel retained by the Holder in connection therewith.

         (d) Registration Procedures. In connection with any registration and the registration statement effecting such registration, the Company hereby covenants and agrees that it shall:

                  (i) take such action as may be necessary so that: (A) such registration statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the respective rules and regulations thereunder; (B) such registration statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) any prospectus forming part of such registration statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (ii) notify the Holder as promptly as practicable in any of the following circumstances: (A) at any time when a prospectus relating to the Warrant Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Warrant Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; (B) when such registration statement and any amendment thereto has been filed with the Securities and Exchange Commission (the "Commission") and when such registration statement or any post-effective amendment thereto has become effective; (C) of any request by the Commission for amendment or supplements to such registration statement or the prospectus included therein or for additional information; (D) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; and (E) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale (including the Warrant Shares) in any jurisdiction or the initiation of any proceeding for such purpose;

                  (iii) use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of such registration statement at the earliest possible time;

                  (iv) use its best efforts to comply with the requirements of any applicable blue sky laws of such jurisdictions as the Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Warrant Shares (provided, however, that the Company will not be required to: (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdictions, or (C) consent to general service of process in any such jurisdiction);

                  (v) cause the Warrant Shares included in such registration statement to be listed on each securities exchange or quoted in each quotation system on which similar securities issued by the Company are then listed or quoted; and

                  (vi) cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing the Warrant Shares to be sold pursuant to such registration statement free of any restrictive legend and registered in such names as the Holder may request in connection with the sale of the Warrant Shares pursuant to such registration statement.

       The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 12(d)(ii) hereof, the Holder will immediately discontinue disposition of the Warrant Shares pursuant to a registration statement until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 12(d)(ii) hereof, and, if so directed by the Company, the Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in the Holder's possession, of the prospectus covering the Warrant Shares current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of the Warrant Shares pursuant to a registration statement, the Company shall extend the period during which the registration statement shall be maintained effective pursuant to this
Section 12 by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holder shall have received copies of the supplemented or amended prospectus necessary to resume such dispositions.

         (e) Hold-Back Agreements. If the Company shall effect an underwritten offering of its equity securities, the Holder shall not effect any public sale or public distribution of securities of the Company of the same or similar class or classes of the securities included in such registration statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 15-day period prior to, and during such period of time as may be required by the managing underwriter of such offering, but not to exceed a 90-day period beginning on, the effective date of the registration statement (except pursuant to such offering), except to the extent otherwise agreed in writing by the managing underwriter of such offering.

         (f)      Black-Out Periods for Registration Statements.

                  (i) Notwithstanding anything to the contrary in this Section 12, the Company may, from time to time and at any time, subject to Section 12(f)(ii) herein, delay filing or effectiveness of the registration statement or direct the Holder to suspend sales of the Warrant Shares registered thereunder, as provided herein, in the event of the consummation of, or negotiations relating to, a material corporate transaction (A) that would require additional disclosure of material information by the Company in such registration statement (or such filings), (B) as to which the Company has a bona fide business purpose for preserving confidentiality and (C) which renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause such registration statement (or such filings) to become effective or to promptly amend or supplement such registration statement on a post-effective basis, as applicable (a "Suspension Event").

                  (ii) In the case of a Suspension Event, the Company may give notice (a "Suspension Notice") to the Holder to suspend sales of the Warrant Shares so that the Company may correct or update such registration statement (or such filings). Each such suspension shall continue only for so long as the Suspension Event or its effect is continuing, and in no event will any such suspension exceed ninety (90) days (or 120 days in any calendar year) or all such suspensions pursuant to this Warrant exceed an aggregate of one hundred-eighty (180) days. The Holder agrees that it will not effect any sales of the Warrant Shares pursuant to such registration statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to the termination of such Suspension Event. If so directed by the Company, the Holder will deliver to the Company all copies of the prospectus covering the Warrant Shares held by it at the time of receipt of the Suspension Notice. The Holder may recommence effecting sales of the Warrant Shares pursuant to such registration statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall, in the case of a Suspension Event, be given by the Company not later than five (5) days after the conclusion of any Suspension Event and shall be accompanied by copies of the supplemented or amended prospectus necessary to resume such sales.

         (g)      Indemnification and Contribution.

                  (i) Indemnification by the Company. The Company shall indemnify, to the extent permitted by law, the Holder, each person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and its respective officers, directors, partners, members, employees, agents and representatives, against all actions, suits, claims, damages, losses, costs, expenses or proceedings (collectively, "Losses") caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Holder expressly for use therein or by the Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Holder with a sufficient number of copies of the same and except insofar as the same are caused by or contained in any prospectus if the Holder failed to send or deliver a copy of any subsequent prospectus or prospectus supplement which would have corrected such untrue or alleged untrue statement of material fact or such omission or alleged omission of a material fact with or prior to the delivery of written confirmation of the sale by the Holder after the Company has furnished the Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, each person who controls such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives to the same extent as provided above with respect to the indemnification of the Holder.

                  (ii) Indemnification by Holder. In connection with any registration statement in which the Holder is participating, the Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives against any Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or form of prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by the Holder to the Company expressly for use in such registration statement or prospectus and that such statement or omission was relied upon by the Company in preparation of such registration statement, prospectus or form of prospectus; provided, however, that the Holder shall not be liable in any such case to the extent that the Holder has furnished in writing to the Company prior to the filing of any such registration statement or prospectus or amendment or supplement thereto information expressly for use in such registration statement or prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to the Company, and the Company failed to include such information therein. In no event shall the liability of the Holder hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by the Holder upon the sale of the Warrant Shares giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party.

                  (iii) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity pursuant to this Section 12(g), such indemnified party shall give prompt written notice to the party or parties from which such indemnity is sought of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such proceeding, to assume, at the indemnifying parties' expense, the defense of any such proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any proceeding) shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the parties to such proceeding include both the indemnified party or parties and the indemnifying party or parties, and there exists, in the opinion of the indemnified party(ies)' counsel, a conflict between one or more indemnifying parties and one or more indemnified parties, in which case the indemnifying parties shall, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of not more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. If an indemnifying party assumes the defense of such proceeding, the indemnifying parties will not be subject to any liability for any settlement made by the indemnified party without its or their consent (such consent not to be unreasonably withheld).

                  (iv) Contribution. If the indemnification provided for in this
Section 12(g) is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Section 12(g) would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such expenses under Section 12(j)(iii), if the indemnification provided for in Section 12(g)(i) or Section 12(g)(ii) was available to such party. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 12(g)(iv) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the second sentence of this paragraph. Notwithstanding the provisions of this Section 12(g)(iv), the Holder, as an indemnifying party, shall not be required to contribute any amount in excess of the amount by which the net proceeds received by the Holder exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person adjudged guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (h)      Transfers.

                  (i) If the Holder transfers Warrant Shares constituting 1% or more of the Common Stock then outstanding, the Holder may also transfer to its transferee the right to have its Warrant Shares included in a registration pursuant to Section 12(a) hereof; provided, that the transfer of such rights shall include all rights and obligations set forth under this Section 12, and provided, further, that no such transfer shall be deemed to obligate the Company to issue notices hereunder to any additional person, except to the extent the Company shall have received actual notice of such transfer to such person. At no time shall there be more than one "Holder" for purposes of Section 12 hereof.

                  (ii) Any assignment or transfer of the registration rights set forth herein shall be subject to the assumption by the transferee of the terms and conditions set forth in Section 12 hereof applicable to the transferor, and any proposed transferee shall execute such documents and instruments that the Company may reasonably require to evidence that such transferee is bound by the terms and conditions set forth in Section 12 hereof.

13.               General.

         (a) Governing Law. This Warrant shall be governed by and construed according to the laws of the State of Delaware (excluding the choice of law rules thereof).

         (b) Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to either party upon any breach or default under this Warrant, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of either party of any breach or default under this Warrant, or any waiver on the part of either party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to either of the parties, shall be cumulative and not alternative.

         (c) References. Unless the context otherwise requires, any reference to a "Section" refers to a section of this Warrant.

         (d) Captions. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Warrant.

                  IN WITNESS WHEREOF, RateXchange Corporation has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: September 17, 2000

                             RATEXCHANGE CORPORATION

                             By:      /s/ Donald H. Sledge
                                 -----------------------------------
                                  Name:   Donald H. Sledge
                                  Title:  Chief Executive Officer

ANNEX I

                               NOTICE OF EXERCISE

To: RATEXCHANGE CORPORATION

         (1) The undersigned hereby irrevocably elects to purchase _____ shares of Common Stock of RATEXCHANGE CORPORATION, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned shall not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate or certificates representing said shares of Common Stock, and pay any cash for any fractional share to:

         Name                        Address                    No. Shares
         ----                        -------                    ----------







         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned and/or, if the undersigned has completed an Assignment Form in the form of Annex II to this Warrant, in such other names and amounts as is specified in such Assignment Form.

Dated: _____________________                Holder: ____________________________


                                            By: ________________________________
                                            Name:
                                            Title:

                                                                        ANNEX II

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee           Address                            No. of Shares







and does hereby irrevocably constitute and appoint ____________________________ Attorney to make such transfer on the books of RATEXCHANGE CORPORATION maintained for such purpose, with full power of substitution in the premises.

         The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the Assignee shall not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated: _____________________                Holder: ____________________________


                                            By: ________________________________
                                            Name:
                                            Title:

                                     WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. SUCH WARRANTS AND SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. SUCH WARRANTS AND SHARES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

                                               Warrant to Purchase up to 500,000
                                                          Shares of Common Stock

                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                             RATEXCHANGE CORPORATION

                          Void after December 17, 2005
      (subject to earlier termination in accordance with the terms hereof)

         This certifies that, for value received, Amerex Bandwidth, Ltd., or its registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from RATEXCHANGE CORPORATION, a Delaware corporation (the "Company"), up to 500,000 shares of the voting common stock, $.0001 par value per share ("Common Stock"), of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender of this Warrant, at the principal office of the Company referred to below, with the notice of exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The shares of Common Stock exercisable hereunder are subject to vesting as provided below.

1. Term of Warrant. Subject to the terms and conditions set forth herein and except as provided below, this Warrant shall be exercisable, in whole or in part, for shares of Common Stock which have vested (as provided below) during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Standard Time, on December 17, 2005, and shall be void thereafter.

2. Exercise Price. The exercise price (the "Exercise Price") at which this Warrant may be exercised shall be, per share, 105% of the average of the closing trading price quoted on The American Stock Exchange LLC as published in the Eastern Edition of The Wall Street Journal for the twenty (20) trading days prior to and including August 15, 2000.

3. Vesting. All shares of Common Stock exercisable hereunder shall vest upon the earlier of (i)September 17, 2005, or (ii) a minimum of $1,000,000 of total gross commodity value of transactions is executed by ABI on the ETS; provided, however, that no single Trade shall represent more than $1,000,000 of the gross commodity value.

4.                Exercise of Warrant.

         (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part at any time following vesting of such shares as described in Section 3 above, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise attached as Annex I hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash payable to the Company, (ii) by wire transfer of immediately available funds, (iii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iv) by some combination of (i), (ii) and (iii), in each case, of the purchase price of the shares to be purchased.

         (b) This Warrant shall be deemed to have been exercised immediately as of the close of and time of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of such date and time. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver a certificate or certificates for the number of shares issuable upon such exercise to the person or persons entitled to receive the same. In the event that this Warrant is exercised in part, the Company at its expense shall execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

5. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of a share (as determined according to Section 4(c) above) multiplied by such fraction.

6. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

7. Rights of Stockholders. Subject to Sections 10 and 12 of this Warrant, until this Warrant shall have been exercised as provided herein, the Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise.

8.                Transfer of Warrant.

         (a) Warrant Register. The Company shall maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 8(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

         (c) Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company) and any stockholders agreement to which the transferor is a party. Subject to the provisions of this Warrant with respect to compliance with the Securities Act, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form attached as Annex II hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

         (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

         (e) Compliance with Securities Laws. The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Further, the Holder of this Warrant, by acceptance hereof, represents that it is an accredited investor within the meaning of Regulation D under the Securities Act. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

9. Reservation of Stock. The Company covenants that throughout the period during which this Warrant is exercisable, the Company shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, shall take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, encumbrances, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

10.               Notices.

         (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 12 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed by first-class mail, postage prepaid, return receipt requested, to the Holder of this Warrant.

         (b)      In the event:

                  (i) that the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                  (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                  (iii) of any voluntary dissolution, liquidation or winding-up of the Company;

                  then,  and in each such case,  the Company shall mail or cause to be mailed to the Holder or Holders a notice  specifying,  as the case may be,
(a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified.

                  (c) All such notices, advice and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

11.               Amendments.

         (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this
Section 11 shall be binding upon the Holder of this Warrant, each future holder of this Warrant, and the Company.

          (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of, or exception to, any such term, condition or provision.

12. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

         (a) Merger,  Sale of Assets,  etc. If at any time while this Warrant or any portion hereof is outstanding and unexpired, there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity or a merger (including a reverse triangular merger) in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of all or substantially all of the Company's properties and assets, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, consolidation, merger, sale or transfer, all subject to further adjustment as provided in this Section 12. The foregoing provisions of this Section 12(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         (b) Reclassification, etc. If the Company, at any time while this Warrant or any portion hereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12.

         (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant or any portion hereof remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise

Price for such securities shall be proportionately decreased, and the number of shares of such securities for which this Warrant may be exercised shall be proportionately increased, in the case of a split or subdivision, or the Exercise Price for such securities shall be proportionately increased and the number of shares of such securities for which this Warrant may be exercised shall be proportionately decreased, in the case of a combination.

         (d) Adjustments for Dividends in Stock or Other Securities or Property. If at any time while this Warrant or any portion hereof remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

         (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 12, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

         (f) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 12 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

13.               Registration Rights.

         (a) Shelf Registration. After the Holder has exercised in whole this Warrant and the Other Warrants (as defined below) for an aggregate exercise price that equals or exceeds $1,000,000 and upon the vesting of the shares represented by this Warrant (as described in Section 3, above) ("Warrant No. 5 Vesting Date") , the Company shall prepare and file within five (5) business days after the Warrant No. 5 Vesting Date a registration statement under the Securities Act to effect the "shelf" registration on a delayed or continuous basis under the Securities Act of all Common Stock held by the Holder pursuant to the exercise of this Warrant. (the "Warrant Shares"). The Company shall use its reasonable best efforts to cause such registration statement to become effective under the Securities Act after the date of filing.

         (b) Other Warrants Definition. The "Other Warrants" shall mean the certain four warrants issued to the Holder on the date hereof, one to purchase up to 300,000 shares of Common Stock and three each to purchase up to 500,000 shares of Common Stock of the Company, in the form attached hereto.

         (c) Expenses of Registration. The Company shall pay any and all registration expenses incident to the filing of each registration statement or otherwise incident to the performance by the Company of or its compliance with, its obligations under this Section 13. The Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of the Warrant Shares included in such registration statement and the fees of any counsel retained by the Holder in connection therewith.

         (d) Registration Procedures. In connection with any registration and the registration statement effecting such registration, the Company hereby covenants and agrees that it shall:

                  (i) take such action as may be necessary so that: (A) such registration statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the respective rules and regulations thereunder; (B) such registration statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) any prospectus forming part of such registration statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (ii) notify the Holder as promptly as practicable in any of the following circumstances: (A) at any time when a prospectus relating to the Warrant Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Warrant Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; (B) when such registration statement and any amendment thereto has been filed with the Securities and Exchange Commission (the "Commission") and when such registration statement or any post-effective amendment thereto has become effective; (C) of any request by the Commission for amendment or supplements to such registration statement or the prospectus included therein or for additional information; (D) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; and (E) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale (including the Warrant Shares) in any jurisdiction or the initiation of any proceeding for such purpose;

                  (iii) use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of such registration statement at the earliest possible time;

                  (iv) use its best efforts to comply with the requirements of any applicable blue sky laws of such jurisdictions as the Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Warrant Shares (provided, however, that the Company will not be required to: (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdictions, or (C) consent to general service of process in any such jurisdiction);

                  (v) cause the Warrant Shares included in such registration statement to be listed on each securities exchange or quoted in each quotation system on which similar securities issued by the Company are then listed or quoted; and

                  (vi) cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing the Warrant Shares to be sold pursuant to such registration statement free of any restrictive legend and registered in such names as the Holder may request in connection with the sale of the Warrant Shares pursuant to such registration statement.

       The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 13(d)(ii) hereof, the Holder will immediately discontinue disposition of the Warrant Shares pursuant to a registration statement until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 13(d)(ii) hereof, and, if so directed by the Company, the Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in the Holder's possession, of the prospectus covering the Warrant Shares current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of the Warrant Shares pursuant to a registration statement, the Company shall extend the period during which the registration statement shall be maintained effective pursuant to this
Section 13 by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holder shall have received copies of the supplemented or amended prospectus necessary to resume such dispositions.

         (e) Hold-Back Agreements. If the Company shall effect an underwritten offering of its equity securities, the Holder shall not effect any public sale or public distribution of securities of the Company of the same or similar class or classes of the securities included in such registration statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 15-day period prior to, and during such period of time as may be required by the managing underwriter of such offering, but not to exceed a 90-day period beginning on, the effective date of the registration statement (except pursuant to such offering), except to the extent otherwise agreed in writing by the managing underwriter of such offering.

         (f)      Black-Out Periods for Registration Statements.

                  (i) Notwithstanding anything to the contrary in this Section 13, the Company may, from time to time and at any time, subject to Section 13(f)(ii) herein, delay filing or effectiveness of the registration statement or direct the Holder to suspend sales of the Warrant Shares registered thereunder, as provided herein, in the event of the consummation of, or negotiations relating to, a material corporate transaction (A) that would require additional disclosure of material information by the Company in such registration statement (or such filings), (B) as to which the Company has a bona fide business purpose for preserving confidentiality and (C) which renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause such registration statement (or such filings) to become effective or to promptly amend or supplement such registration statement on a post-effective basis, as applicable (a "Suspension Event").

                  (ii) In the case of a Suspension Event, the Company may give notice (a "Suspension Notice") to the Holder to suspend sales of the Warrant Shares so that the Company may correct or update such registration statement (or such filings). Each such suspension shall continue only for so long as the Suspension Event or its effect is continuing, and in no event will any such suspension exceed ninety (90) days (or 120 days in any calendar year) or all such suspensions pursuant to this Warrant exceed an aggregate of one hundred-eighty (180) days. The Holder agrees that it will not effect any sales of the Warrant Shares pursuant to such registration statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to the termination of such Suspension Event. If so directed by the Company, the Holder will deliver to the Company all copies of the prospectus covering the Warrant Shares held by it at the time of receipt of the Suspension Notice. The Holder may recommence effecting sales of the Warrant Shares pursuant to such registration statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall, in the case of a Suspension Event, be given by the Company not later than five (5) days after the conclusion of any Suspension Event and shall be accompanied by copies of the supplemented or amended prospectus necessary to resume such sales.

         (g)      Indemnification and Contribution.

                  (i) Indemnification by the Company. The Company shall indemnify, to the extent permitted by law, the Holder, each person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and its respective officers, directors, partners, members, employees, agents and representatives, against all actions, suits, claims, damages, losses, costs, expenses or proceedings (collectively, "Losses") caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Holder expressly for use therein or by the Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Holder with a sufficient number of copies of the same and except insofar as the same are caused by or contained in any prospectus if the Holder failed to send or deliver a copy of any subsequent prospectus or prospectus supplement which would have corrected such untrue or alleged untrue statement of material fact or such omission or alleged omission of a material fact with or prior to the delivery of written confirmation of the sale by the Holder after the Company has furnished the Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, each person who controls such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives to the same extent as provided above with respect to the indemnification of the Holder.

                  (ii) Indemnification by Holder. In connection with any registration statement in which the Holder is participating, the Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives against any Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or form of prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by the Holder to the Company expressly for use in such registration statement or prospectus and that such statement or omission was relied upon by the Company in preparation of such registration statement, prospectus or form of prospectus; provided, however, that the Holder shall not be liable in any such case to the extent that the Holder has furnished in writing to the Company prior to the filing of any such registration statement or prospectus or amendment or supplement thereto information expressly for use in such registration statement or prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to the Company, and the Company failed to include such information therein. In no event shall the liability of the Holder hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by the Holder upon the sale of the Warrant Shares giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party.

                  (iii) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity pursuant to this Section 13(g), such indemnified party shall give prompt written notice to the party or parties from which such indemnity is sought of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such proceeding, to assume, at the indemnifying parties' expense, the defense of any such proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any proceeding) shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the parties to such proceeding include both the indemnified party or parties and the indemnifying party or parties, and there exists, in the opinion of the indemnified party(ies)' counsel, a conflict between one or more indemnifying parties and one or more indemnified parties, in which case the indemnifying parties shall, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of not more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. If an indemnifying party assumes the defense of such proceeding, the indemnifying parties will not be subject to any liability for any settlement made by the indemnified party without its or their consent (such consent not to be unreasonably withheld).

                  (iv) Contribution. If the indemnification provided for in this
Section 13(g) is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Section 13(g) would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such expenses under Section 13(g)(iii), if the indemnification provided for in
Section 13(g)(i) or Section 13(g)(ii) was available to such party. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 13(g)(iv) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the second sentence of this paragraph. Notwithstanding the provisions of this Section 13(g)(iv), the Holder, as an indemnifying party, shall not be required to contribute any amount in excess of the amount by which the net proceeds received by the Holder exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person adjudged guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (h)      Transfers.

                  (i) If the Holder transfers Warrant Shares constituting 1% or more of the Common Stock then outstanding, the Holder may also transfer to its transferee the right to have its Warrant Shares included in a registration pursuant to Section 12(a) hereof; provided, that the transfer of such rights shall include all rights and obligations set forth under this Section 12, and provided, further, that no such transfer shall be deemed to obligate the Company to issue notices hereunder to any additional person, except to the extent the Company shall have received actual notice of such transfer to such person. At no time shall there be more than one "Holder" for purposes of Section 12 hereof.

                  (ii) Any assignment or transfer of the registration rights set forth herein shall be subject to the assumption by the transferee of the terms and conditions set forth in Section 13 hereof applicable to the transferor, and any proposed transferee shall execute such documents and instruments that the Company may reasonably require to evidence that such transferee is bound by the terms and conditions set forth in Section 13 hereof.

14.               General.

         (a) Governing Law. This Warrant shall be governed by and construed according to the laws of the State of Delaware (excluding the choice of law rules thereof).

         (b) Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to either party upon any breach or default under this Warrant, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of either party of any breach or default under this Warrant, or any waiver on the part of either party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to either of the parties, shall be cumulative and not alternative.

         (c) References. Unless the context otherwise requires, any reference to a "Section" refers to a section of this Warrant.

         (d) Captions. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Warrant.

                  IN WITNESS WHEREOF, RateXchange Corporation has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: September 17, 2000


                             RATEXCHANGE CORPORATION

                             By:       /s/ Donald H. Sledge
                                   ----------------------------------
                                   Name:  Donald H. Sledge
                                   Title: Chief Executive Officer

ANNEX I

                               NOTICE OF EXERCISE

To: RATEXCHANGE CORPORATION

         (1) The undersigned hereby irrevocably elects to purchase _____ shares of Common Stock of RATEXCHANGE CORPORATION, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned shall not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate or certificates representing said shares of Common Stock, and pay any cash for any fractional share to:

         Name                     Address                    No. Shares
         ----                     -------                    ----------







         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned and/or, if the undersigned has completed an Assignment Form in the form of Annex II to this Warrant, in such other names and amounts as is specified in such Assignment Form.

Dated: _____________________                Holder: ____________________________


                                            By: ________________________________
                                            Name:
                                            Title:

                                                                        ANNEX II

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee                Address                            No. of Shares
----------------                -------                            -------------







and does hereby irrevocably constitute and appoint ____________________________ Attorney to make such transfer on the books of RATEXCHANGE CORPORATION maintained for such purpose, with full power of substitution in the premises.

         The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the Assignee shall not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated: _____________________                Holder: ____________________________


                                            By: ________________________________
                                            Name:
                                            Title:

                                     WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. SUCH WARRANTS AND SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. SUCH WARRANTS AND SHARES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

                                               Warrant to Purchase up to 500,000
                                                          Shares of Common Stock

                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                             RATEXCHANGE CORPORATION

                          Void after December 17, 2005
      (subject to earlier termination in accordance with the terms hereof)

         This certifies that, for value received, Amerex Bandwidth, Ltd., or its registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from RATEXCHANGE CORPORATION, a Delaware corporation (the "Company"), up to 500,000 shares of the voting common stock, $.0001 par value per share ("Common Stock"), of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender of this Warrant, at the principal office of the Company referred to below, with the notice of exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The shares of Common Stock exercisable hereunder are subject to vesting as provided below.

1. Term of Warrant. Subject to the terms and conditions set forth herein and except as provided below, this Warrant shall be exercisable, in whole or in part, for shares of Common Stock which have vested (as provided below) during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Standard Time, on December 17, 2005, and shall be void thereafter.

2. Exercise Price. The exercise price (the "Exercise Price") at which this Warrant may be exercised shall be, per share, 110% of the average of the closing trading price quoted on The American Stock Exchange LLC as published in the Eastern Edition of The Wall Street Journal for the twenty (20) trading days prior to and including August 15, 2000.

3. Vesting. All shares of Common Stock exercisable hereunder shall vest upon the earlier of (i)September 17, 2005, or (ii) a minimum of $1,000,000 of total gross commodity value of transactions is executed by ABI on the ETS ; provided, however, that no single Trade shall represent more than $1,000,000 of the gross commodity value.

4.                Exercise of Warrant.

         (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part at any time following vesting of such shares as described in Section 3 above, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise attached as Annex I hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash payable to the Company, (ii) by wire transfer of immediately available funds, (iii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iv) by some combination of (i), (ii) and (iii), in each case, of the purchase price of the shares to be purchased.

         (b) This Warrant shall be deemed to have been exercised immediately as of the close of and time of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of such date and time. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver a certificate or certificates for the number of shares issuable upon such exercise to the person or persons entitled to receive the same. In the event that this Warrant is exercised in part, the Company at its expense shall execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

5. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of a share (as determined according to Section 4(c) above) multiplied by such fraction.

6. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

7. Rights of Stockholders. Subject to Sections 10 and 12 of this Warrant, until this Warrant shall have been exercised as provided herein, the Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise.

8.                Transfer of Warrant.

         (a) Warrant Register. The Company shall maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 8(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

         (c) Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company) and any stockholders agreement to which the transferor is a party. Subject to the provisions of this Warrant with respect to compliance with the Securities Act, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form attached as Annex II hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

         (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

         (e) Compliance with Securities Laws. The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Further, the Holder of this Warrant, by acceptance hereof, represents that it is an accredited investor within the meaning of Regulation D under the Securities Act. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

9. Reservation of Stock. The Company covenants that throughout the period during which this Warrant is exercisable, the Company shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, shall take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, encumbrances, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

10.               Notices.

         (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 12 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed by first-class mail, postage prepaid, return receipt requested, to the Holder of this Warrant.

         (b)      In the event:

                  (i) that the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                  (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                  (iii) of any voluntary dissolution, liquidation or winding-up of the Company;

                  then,  and in each such case,  the Company shall mail or cause to be mailed to the Holder or Holders a notice  specifying,  as the case may be,
(a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified.

                           (c) All such notices, advice and communications shall
be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

11. Amendments.

         (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this
Section 11 shall be binding upon the Holder of this Warrant, each future holder of this Warrant, and the Company.

          (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of, or exception to, any such term, condition or provision.

12. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

         (a) Merger,  Sale of Assets,  etc. If at any time while this Warrant or any portion hereof is outstanding and unexpired, there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity or a merger (including a reverse triangular merger) in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of all or substantially all of the Company's properties and assets, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, consolidation, merger, sale or transfer, all subject to further adjustment as provided in this Section 12. The foregoing provisions of this Section 12(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         (b) Reclassification, etc. If the Company, at any time while this Warrant or any portion hereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12.

         (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant or any portion hereof remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased, and the number of shares of such securities for which this Warrant may be exercised shall be proportionately increased, in the case of a split or subdivision, or the Exercise

Price for such securities shall be proportionately increased and the number of shares of such securities for which this Warrant may be exercised shall be proportionately decreased, in the case of a combination.

         (d) Adjustments for Dividends in Stock or Other Securities or Property. If at any time while this Warrant or any portion hereof remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

         (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 12, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

         (f) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 12 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

13.               Registration Rights.

         (a) Shelf Registration. After the Holder has exercised in whole this Warrant and the Other Warrants (as defined below) for an aggregate exercise price that equals or exceeds $1,000,000 and upon the vesting of the shares represented by this Warrant (as described in Section 3, above) ("Warrant No. 4 Vesting Date") , the Company shall prepare and file within five (5) business days after the Warrant No. 4 Vesting Date a registration statement under the Securities Act to effect the "shelf" registration on a delayed or continuous basis under the Securities Act of all Common Stock held by the Holder pursuant to the exercise of this Warrant. (the "Warrant Shares"). The Company shall use its reasonable best efforts to cause such registration statement to become effective under the Securities Act after the date of filing.

         (b) Other Warrants Definition. The "Other Warrants" shall mean the certain four warrants issued to the Holder on the date hereof, one to purchase up to 300,000 shares of Common Stock and three each to purchase up to 500,000 shares of Common Stock of the Company, in the form attached hereto.

         (c) Expenses of Registration. The Company shall pay any and all registration expenses incident to the filing of each registration statement or otherwise incident to the performance by the Company of or its compliance with, its obligations under this Section 13. The Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of the Warrant Shares included in such registration statement and the fees of any counsel retained by the Holder in connection therewith.

         (d) Registration Procedures. In connection with any registration and the registration statement effecting such registration, the Company hereby covenants and agrees that it shall:

                  (i) take such action as may be necessary so that: (A) such registration statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the respective rules and regulations thereunder; (B) such registration statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) any prospectus forming part of such registration statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (ii) notify the Holder as promptly as practicable in any of the following circumstances: (A) at any time when a prospectus relating to the Warrant Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Warrant Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; (B) when such registration statement and any amendment thereto has been filed with the Securities and Exchange Commission (the "Commission") and when such registration statement or any post-effective amendment thereto has become effective; (C) of any request by the Commission for amendment or supplements to such registration statement or the prospectus included therein or for additional information; (D) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; and (E) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale (including the Warrant Shares) in any jurisdiction or the initiation of any proceeding for such purpose;

                  (iii) use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of such registration statement at the earliest possible time;

                  (iv) use its best efforts to comply with the requirements of any applicable blue sky laws of such jurisdictions as the Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Warrant Shares (provided, however, that the Company will not be required to: (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdictions, or (C) consent to general service of process in any such jurisdiction);

                  (v) cause the Warrant Shares included in such registration statement to be listed on each securities exchange or quoted in each quotation system on which similar securities issued by the Company are then listed or quoted; and

                  (vi) cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing the Warrant Shares to be sold pursuant to such registration statement free of any restrictive legend and registered in such names as the Holder may request in connection with the sale of the Warrant Shares pursuant to such registration statement.

       The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 13(d)(ii) hereof, the Holder will immediately discontinue disposition of the Warrant Shares pursuant to a registration statement until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 13(d)(ii) hereof, and, if so directed by the Company, the Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in the Holder's possession, of the prospectus covering the Warrant Shares current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of the Warrant Shares pursuant to a registration statement, the Company shall extend the period during which the registration statement shall be maintained effective pursuant to this
Section 13 by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holder shall have received copies of the supplemented or amended prospectus necessary to resume such dispositions.

         (e) Hold-Back Agreements. If the Company shall effect an underwritten offering of its equity securities, the Holder shall not effect any public sale or public distribution of securities of the Company of the same or similar class or classes of the securities included in such registration statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 15-day period prior to, and during such period of time as may be required by the managing underwriter of such offering, but not to exceed a 90-day period beginning on, the effective date of the registration statement (except pursuant to such offering), except to the extent otherwise agreed in writing by the managing underwriter of such offering.

         (f)      Black-Out Periods for Registration Statements.

                  (i) Notwithstanding anything to the contrary in this Section 13, the Company may, from time to time and at any time, subject to Section 13(f)(ii) herein, delay filing or effectiveness of the registration statement or direct the Holder to suspend sales of the Warrant Shares registered thereunder, as provided herein, in the event of the consummation of, or negotiations relating to, a material corporate transaction (A) that would require additional disclosure of material information by the Company in such registration statement (or such filings), (B) as to which the Company has a bona fide business purpose for preserving confidentiality and (C) which renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause such registration statement (or such filings) to become effective or to promptly amend or supplement such registration statement on a post-effective basis, as applicable (a "Suspension Event").

                  (ii) In the case of a Suspension Event, the Company may give notice (a "Suspension Notice") to the Holder to suspend sales of the Warrant Shares so that the Company may correct or update such registration statement (or such filings). Each such suspension shall continue only for so long as the Suspension Event or its effect is continuing, and in no event will any such suspension exceed ninety (90) days (or 120 days in any calendar year) or all such suspensions pursuant to this Warrant exceed an aggregate of one hundred-eighty (180) days. The Holder agrees that it will not effect any sales of the Warrant Shares pursuant to such registration statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to the termination of such Suspension Event. If so directed by the Company, the Holder will deliver to the Company all copies of the prospectus covering the Warrant Shares held by it at the time of receipt of the Suspension Notice. The Holder may recommence effecting sales of the Warrant Shares pursuant to such registration statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall, in the case of a Suspension Event, be given by the Company not later than five (5) days after the conclusion of any Suspension Event and shall be accompanied by copies of the supplemented or amended prospectus necessary to resume such sales.

         (g)      Indemnification and Contribution.

                  (i) Indemnification by the Company. The Company shall indemnify, to the extent permitted by law, the Holder, each person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and its respective officers, directors, partners, members, employees, agents and representatives, against all actions, suits, claims, damages, losses, costs, expenses or proceedings (collectively, "Losses") caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Holder expressly for use therein or by the Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Holder with a sufficient number of copies of the same and except insofar as the same are caused by or contained in any prospectus if the Holder failed to send or deliver a copy of any subsequent prospectus or prospectus supplement which would have corrected such untrue or alleged untrue statement of material fact or such omission or alleged omission of a material fact with or prior to the delivery of written confirmation of the sale by the Holder after the Company has furnished the Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, each person who controls such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives to the same extent as provided above with respect to the indemnification of the Holder.

                  (ii) Indemnification by Holder. In connection with any registration statement in which the Holder is participating, the Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives against any Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or form of prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by the Holder to the Company expressly for use in such registration statement or prospectus and that such statement or omission was relied upon by the Company in preparation of such registration statement, prospectus or form of prospectus; provided, however, that the Holder shall not be liable in any such case to the extent that the Holder has furnished in writing to the Company prior to the filing of any such registration statement or prospectus or amendment or supplement thereto information expressly for use in such registration statement or prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to the Company, and the Company failed to include such information therein. In no event shall the liability of the Holder hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by the Holder upon the sale of the Warrant Shares giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party.

                  (iii) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity pursuant to this Section 13(g), such indemnified party shall give prompt written notice to the party or parties from which such indemnity is sought of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such proceeding, to assume, at the indemnifying parties' expense, the defense of any such proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any proceeding) shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the parties to such proceeding include both the indemnified party or parties and the indemnifying party or parties, and there exists, in the opinion of the indemnified party(ies)' counsel, a conflict between one or more indemnifying parties and one or more indemnified parties, in which case the indemnifying parties shall, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of not more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. If an indemnifying party assumes the defense of such proceeding, the indemnifying parties will not be subject to any liability for any settlement made by the indemnified party without its or their consent (such consent not to be unreasonably withheld).

                  (iv) Contribution. If the indemnification provided for in this
Section 13(g) is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Section 13(g) would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such expenses under Section 13(g)(iii), if the indemnification provided for in
Section 13(g)(i) or Section 13(g)(ii) was available to such party. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 13(g)(iv) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the second sentence of this paragraph. Notwithstanding the provisions of this Section 13(g)(iv), the Holder, as an indemnifying party, shall not be required to contribute any amount in excess of the amount by which the net proceeds received by the Holder exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person adjudged guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (h)      Transfers.

                  (i) If the Holder transfers Warrant Shares constituting 1% or more of the Common Stock then outstanding, the Holder may also transfer to its transferee the right to have its Warrant Shares included in a registration pursuant to Section 12(a) hereof; provided, that the transfer of such rights shall include all rights and obligations set forth under this Section 12, and provided, further, that no such transfer shall be deemed to obligate the Company to issue notices hereunder to any additional person, except to the extent the Company shall have received actual notice of such transfer to such person. At no time shall there be more than one "Holder" for purposes of Section 12 hereof.

                  (ii) Any assignment or transfer of the registration rights set forth herein shall be subject to the assumption by the transferee of the terms and conditions set forth in Section 13 hereof applicable to the transferor, and any proposed transferee shall execute such documents and instruments that the Company may reasonably require to evidence that such transferee is bound by the terms and conditions set forth in Section 13 hereof.

14.               General.

         (a) Governing Law. This Warrant shall be governed by and construed according to the laws of the State of Delaware (excluding the choice of law rules thereof).

         (b) Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to either party upon any breach or default under this Warrant, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of either party of any breach or default under this Warrant, or any waiver on the part of either party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to either of the parties, shall be cumulative and not alternative.

         (c) References. Unless the context otherwise requires, any reference to a "Section" refers to a section of this Warrant.

         (d) Captions. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Warrant.

                  IN WITNESS WHEREOF, RateXchange Corporation has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: September 17, 2000


                                   RATEXCHANGE CORPORATION

                                   By:        /s/ Donald H. Sledge
                                         ----------------------------------
                                         Name:  Donald H. Sledge
                                         Title: Chief Executive Officer

ANNEX I

                               NOTICE OF EXERCISE

To: RATEXCHANGE CORPORATION

         (1) The undersigned hereby irrevocably elects to purchase _____ shares of Common Stock of RATEXCHANGE CORPORATION, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned shall not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate or certificates representing said shares of Common Stock, and pay any cash for any fractional share to:

         Name                        Address                    No. Shares
         ----                        -------                    ----------







         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned and/or, if the undersigned has completed an Assignment Form in the form of Annex II to this Warrant, in such other names and amounts as is specified in such Assignment Form.

Dated: _____________________                Holder: ____________________________


                                            By: ________________________________
                                            Name:
                                            Title:

                                                                        ANNEX II

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee                Address                            No. of Shares
----------------                -------                            -------------







and does hereby irrevocably constitute and appoint ____________________________ Attorney to make such transfer on the books of RATEXCHANGE CORPORATION maintained for such purpose, with full power of substitution in the premises.

         The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the Assignee shall not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated: _____________________                Holder: ____________________________


                                            By: ________________________________
                                            Name:
                                            Title:

                                     WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. SUCH WARRANTS AND SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. SUCH WARRANTS AND SHARES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

                                               Warrant to Purchase up to 500,000
                                                          Shares of Common Stock

                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                             RATEXCHANGE CORPORATION

                          Void after December 17, 2005
      (subject to earlier termination in accordance with the terms hereof)

         This certifies that, for value received, Amerex Bandwidth, Ltd., or its registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from RATEXCHANGE CORPORATION, a Delaware corporation (the "Company"), up to 500,000 shares of the voting common stock, $.0001 par value per share ("Common Stock"), of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender of this Warrant, at the principal office of the Company referred to below, with the notice of exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The shares of Common Stock exercisable hereunder are subject to vesting as provided below.

1. Term of Warrant. Subject to the terms and conditions set forth herein and except as provided below, this Warrant shall be exercisable, in whole or in part, for shares of Common Stock which have vested (as provided below) during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Standard Time, on December 17, 2005, and shall be void thereafter.

2. Exercise Price. The exercise price (the "Exercise Price") at which this Warrant may be exercised shall be, per share, 115% of the average of the closing trading price quoted on The American Stock Exchange LLC as published in the Eastern Edition of The Wall Street Journal for the twenty (20) trading days prior to and including August 15, 2000.

3. Vesting. All shares of Common Stock exercisable hereunder shall vest upon the earlier of (i) September 17, 2005, or (ii) a minimum of $3,000,000 of total gross commodity value of transactions is executed by ABI on the ETS ; provided, however, that no single Trade shall represent more than $1,000,000 of the gross commodity value.

4.                Exercise of Warrant.

         (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part at any time following vesting of such shares as described in Section 3 above, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise attached as Annex I hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash payable to the Company, (ii) by wire transfer of immediately available funds, (iii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iv) by some combination of (i), (ii) and (iii), in each case, of the purchase price of the shares to be purchased.

         (b) This Warrant shall be deemed to have been exercised immediately as of the close of and time of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of such date and time. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver a certificate or certificates for the number of shares issuable upon such exercise to the person or persons entitled to receive the same. In the event that this Warrant is exercised in part, the Company at its expense shall execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

5. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of a share (as determined according to Section 4(c) above) multiplied by such fraction.

6. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

7. Rights of Stockholders. Subject to Sections 10 and 12 of this Warrant, until this Warrant shall have been exercised as provided herein, the Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise.

8.                Transfer of Warrant.

         (a) Warrant Register. The Company shall maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 8(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

         (c) Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company) and any stockholders agreement to which the transferor is a party. Subject to the provisions of this Warrant with respect to compliance with the Securities Act, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form attached as Annex II hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

         (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

         (e) Compliance with Securities Laws. The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Further, the Holder of this Warrant, by acceptance hereof, represents that it is an accredited investor within the meaning of Regulation D under the Securities Act. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

9. Reservation of Stock. The Company covenants that throughout the period during which this Warrant is exercisable, the Company shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, shall take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, encumbrances, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

10.               Notices.

         (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 12 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed by first-class mail, postage prepaid, return receipt requested, to the Holder of this Warrant.

         (b)      In the event:

                  (i) that the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                  (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                  (iii) of any voluntary dissolution, liquidation or winding-up of the Company;

                  then,  and in each such case,  the Company shall mail or cause to be mailed to the Holder or Holders a notice  specifying,  as the case may be,
(a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified.

                           (c) All such notices, advice and communications shall
be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

11.               Amendments.

         (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this
Section 11 shall be binding upon the Holder of this Warrant, each future holder of this Warrant, and the Company.

          (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of, or exception to, any such term, condition or provision.

12. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

         (a) Merger,  Sale of Assets,  etc. If at any time while this Warrant or any portion hereof is outstanding and unexpired, there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity or a merger (including a reverse triangular merger) in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of all or substantially all of the Company's properties and assets, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, consolidation, merger, sale or transfer, all subject to further adjustment as provided in this Section 12. The foregoing provisions of this Section 12(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         (b) Reclassification, etc. If the Company, at any time while this Warrant or any portion hereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12.

         (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant or any portion hereof remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased, and the number of shares of such securities for which this Warrant may be exercised shall be proportionately increased, in the case of a split or subdivision, or the Exercise

Price for such securities shall be proportionately increased and the number of shares of such securities for which this Warrant may be exercised shall be proportionately decreased, in the case of a combination.

         (d) Adjustments for Dividends in Stock or Other Securities or Property. If at any time while this Warrant or any portion hereof remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

         (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 12, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

         (f) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 12 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

13.               Registration Rights.

         (a) Shelf Registration. After the Holder has exercised in whole this Warrant and the Other Warrants (as defined below) for an aggregate exercise price that equals or exceeds $1,000,000 and upon the vesting of the shares represented by this Warrant (as described in Section 3, above) ("Warrant No. 3 Vesting Date") , the Company shall prepare and file within five (5) business days after the Warrant No. 3 Vesting Date a registration statement under the Securities Act to effect the "shelf" registration on a delayed or continuous basis under the Securities Act of all Common Stock held by the Holder pursuant to the exercise of this Warrant. (the "Warrant Shares"). The Company shall use its reasonable best efforts to cause such registration statement to become effective under the Securities Act after the date of filing.

         (b) Other Warrants Definition. The "Other Warrants" shall mean the certain four warrants issued to the Holder on the date hereof, one to purchase up to 300,000 shares of Common Stock and three each to purchase up to 500,000 shares of Common Stock of the Company, in the form attached hereto.

         (c) Expenses of Registration. The Company shall pay any and all registration expenses incident to the filing of each registration statement or otherwise incident to the performance by the Company of or its compliance with, its obligations under this Section 13. The Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of the Warrant Shares included in such registration statement and the fees of any counsel retained by the Holder in connection therewith.

         (d) Registration Procedures. In connection with any registration and the registration statement effecting such registration, the Company hereby covenants and agrees that it shall:

                  (i) take such action as may be necessary so that: (A) such registration statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the respective rules and regulations thereunder; (B) such registration statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) any prospectus forming part of such registration statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (ii) notify the Holder as promptly as practicable in any of the following circumstances: (A) at any time when a prospectus relating to the Warrant Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Warrant Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; (B) when such registration statement and any amendment thereto has been filed with the Securities and Exchange Commission (the "Commission") and when such registration statement or any post-effective amendment thereto has become effective; (C) of any request by the Commission for amendment or supplements to such registration statement or the prospectus included therein or for additional information; (D) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; and (E) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale (including the Warrant Shares) in any jurisdiction or the initiation of any proceeding for such purpose;

                  (iii) use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of such registration statement at the earliest possible time;

                  (iv) use its best efforts to comply with the requirements of any applicable blue sky laws of such jurisdictions as the Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Warrant Shares (provided, however, that the Company will not be required to: (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdictions, or (C) consent to general service of process in any such jurisdiction);

                  (v) cause the Warrant Shares included in such registration statement to be listed on each securities exchange or quoted in each quotation system on which similar securities issued by the Company are then listed or quoted; and

                  (vi) cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing the Warrant Shares to be sold pursuant to such registration statement free of any restrictive legend and registered in such names as the Holder may request in connection with the sale of the Warrant Shares pursuant to such registration statement.

       The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 13(d)(ii) hereof, the Holder will immediately discontinue disposition of the Warrant Shares pursuant to a registration statement until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 13(d)(ii) hereof, and, if so directed by the Company, the Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in the Holder's possession, of the prospectus covering the Warrant Shares current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of the Warrant Shares pursuant to a registration statement, the Company shall extend the period during which the registration statement shall be maintained effective pursuant to this
Section 13 by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holder shall have received copies of the supplemented or amended prospectus necessary to resume such dispositions.

         (e) Hold-Back Agreements. If the Company shall effect an underwritten offering of its equity securities, the Holder shall not effect any public sale or public distribution of securities of the Company of the same or similar class or classes of the securities included in such registration statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 15-day period prior to, and during such period of time as may be required by the managing underwriter of such offering, but not to exceed a 90-day period beginning on, the effective date of the registration statement (except pursuant to such offering), except to the extent otherwise agreed in writing by the managing underwriter of such offering.

         (f)      Black-Out Periods for Registration Statements.

                  (i) Notwithstanding anything to the contrary in this Section 13, the Company may, from time to time and at any time, subject to Section 13(f)(ii) herein, delay filing or effectiveness of the registration statement or direct the Holder to suspend sales of the Warrant Shares registered thereunder, as provided herein, in the event of the consummation of, or negotiations relating to, a material corporate transaction (A) that would require additional disclosure of material information by the Company in such registration statement (or such filings), (B) as to which the Company has a bona fide business purpose for preserving confidentiality and (C) which renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause such registration statement (or such filings) to become effective or to promptly amend or supplement such registration statement on a post-effective basis, as applicable (a "Suspension Event").

                  (ii) In the case of a Suspension Event, the Company may give notice (a "Suspension Notice") to the Holder to suspend sales of the Warrant Shares so that the Company may correct or update such registration statement (or such filings). Each such suspension shall continue only for so long as the Suspension Event or its effect is continuing, and in no event will any such suspension exceed ninety (90) days (or 120 days in any calendar year) or all such suspensions pursuant to this Warrant exceed an aggregate of one hundred-eighty (180) days. The Holder agrees that it will not effect any sales of the Warrant Shares pursuant to such registration statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to the termination of such Suspension Event. If so directed by the Company, the Holder will deliver to the Company all copies of the prospectus covering the Warrant Shares held by it at the time of receipt of the Suspension Notice. The Holder may recommence effecting sales of the Warrant Shares pursuant to such registration statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall, in the case of a Suspension Event, be given by the Company not later than five (5) days after the conclusion of any Suspension Event and shall be accompanied by copies of the supplemented or amended prospectus necessary to resume such sales.

         (g)      Indemnification and Contribution.

                  (i) Indemnification by the Company. The Company shall indemnify, to the extent permitted by law, the Holder, each person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and its respective officers, directors, partners, members, employees, agents and representatives, against all actions, suits, claims, damages, losses, costs, expenses or proceedings (collectively, "Losses") caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Holder expressly for use therein or by the Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Holder with a sufficient number of copies of the same and except insofar as the same are caused by or contained in any prospectus if the Holder failed to send or deliver a copy of any subsequent prospectus or prospectus supplement which would have corrected such untrue or alleged untrue statement of material fact or such omission or alleged omission of a material fact with or prior to the delivery of written confirmation of the sale by the Holder after the Company has furnished the Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, each person who controls such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives to the same extent as provided above with respect to the indemnification of the Holder.

                  (ii) Indemnification by Holder. In connection with any registration statement in which the Holder is participating, the Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives against any Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or form of prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by the Holder to the Company expressly for use in such registration statement or prospectus and that such statement or omission was relied upon by the Company in preparation of such registration statement, prospectus or form of prospectus; provided, however, that the Holder shall not be liable in any such case to the extent that the Holder has furnished in writing to the Company prior to the filing of any such registration statement or prospectus or amendment or supplement thereto information expressly for use in such registration statement or prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to the Company, and the Company failed to include such information therein. In no event shall the liability of the Holder hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by the Holder upon the sale of the Warrant Shares giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party.

                  (iii) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity pursuant to this Section 13(g), such indemnified party shall give prompt written notice to the party or parties from which such indemnity is sought of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such proceeding, to assume, at the indemnifying parties' expense, the defense of any such proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any proceeding) shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the parties to such proceeding include both the indemnified party or parties and the indemnifying party or parties, and there exists, in the opinion of the indemnified party(ies)' counsel, a conflict between one or more indemnifying parties and one or more indemnified parties, in which case the indemnifying parties shall, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of not more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. If an indemnifying party assumes the defense of such proceeding, the indemnifying parties will not be subject to any liability for any settlement made by the indemnified party without its or their consent (such consent not to be unreasonably withheld).

                  (iv) Contribution. If the indemnification provided for in this
Section 13(g) is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Section 13(g) would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such expenses under Section 13(g)(iii), if the indemnification provided for in
Section 13(g)(i) or Section 13(g)(ii) was available to such party. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 13(g)(iv) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the second sentence of this paragraph. Notwithstanding the provisions of this Section 13(g)(iv), the Holder, as an indemnifying party, shall not be required to contribute any amount in excess of the amount by which the net proceeds received by the Holder exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person adjudged guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (h)      Transfers.

                  (i) If the Holder transfers Warrant Shares constituting 1% or more of the Common Stock then outstanding, the Holder may also transfer to its transferee the right to have its Warrant Shares included in a registration pursuant to Section 12(a) hereof; provided, that the transfer of such rights shall include all rights and obligations set forth under this Section 12, and provided, further, that no such transfer shall be deemed to obligate the Company to issue notices hereunder to any additional person, except to the extent the Company shall have received actual notice of such transfer to such person. At no time shall there be more than one "Holder" for purposes of Section 12 hereof.

                  (ii) Any assignment or transfer of the registration rights set forth herein shall be subject to the assumption by the transferee of the terms and conditions set forth in Section 13 hereof applicable to the transferor, and any proposed transferee shall execute such documents and instruments that the Company may reasonably require to evidence that such transferee is bound by the terms and conditions set forth in Section 13 hereof.

14.               General.

         (a) Governing Law. This Warrant shall be governed by and construed according to the laws of the State of Delaware (excluding the choice of law rules thereof).

         (b) Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to either party upon any breach or default under this Warrant, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of either party of any breach or default under this Warrant, or any waiver on the part of either party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to either of the parties, shall be cumulative and not alternative.

         (c) References. Unless the context otherwise requires, any reference to a "Section" refers to a section of this Warrant.

         (d) Captions. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Warrant.

                  IN WITNESS WHEREOF, RateXchange Corporation has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: September 17, 2000


                                    RATEXCHANGE CORPORATION

                                    By:       /s/ Donald H. Sledge
                                          ---------------------------------
                                          Name:  Donald H. Sledge
                                          Title: Chief Executive Officer

ANNEX I

                               NOTICE OF EXERCISE

To: RATEXCHANGE CORPORATION

         (1) The undersigned hereby irrevocably elects to purchase _____ shares of Common Stock of RATEXCHANGE CORPORATION, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned shall not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate or certificates representing said shares of Common Stock, and pay any cash for any fractional share to:

         Name                        Address                    No. Shares
         ----                        -------                    ----------







         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned and/or, if the undersigned has completed an Assignment Form in the form of Annex II to this Warrant, in such other names and amounts as is specified in such Assignment Form.

Dated: _____________________                Holder: ____________________________


                                            By: ________________________________
                                            Name:
                                            Title:

                                                                        ANNEX II

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee                 Address                           No. of Shares
----------------                 -------                           -------------






and does hereby irrevocably constitute and appoint ____________________________ Attorney to make such transfer on the books of RATEXCHANGE CORPORATION maintained for such purpose, with full power of substitution in the premises.

         The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the Assignee shall not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated: _____________________                Holder: ____________________________


                                            By: ________________________________
                                            Name:
                                            Title:

                                     WARRANT

THIS WARRANT AND THE SHARES OF COMMON STOCK REPRESENTED BY THIS WARRANT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "SECURITIES ACT"), OR UNDER THE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION. SUCH WARRANTS AND SHARES HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE DISTRIBUTION THEREOF. SUCH WARRANTS AND SHARES MAY NOT BE OFFERED, SOLD, PLEDGED, OR TRANSFERRED UNLESS (I) A REGISTRATION STATEMENT UNDER THE ACT IS IN EFFECT AS TO THESE SECURITIES AND SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION OR (II) THERE IS AN OPINION OF COUNSEL OR OTHER EVIDENCE, SATISFACTORY TO THE COMPANY, THAT AN EXEMPTION THEREFROM IS AVAILABLE AND THAT SUCH OFFER, SALE, PLEDGE, OR TRANSFER IS IN COMPLIANCE WITH APPLICABLE SECURITIES LAW OF ANY STATE OR OTHER JURISDICTION.

                                               Warrant to Purchase up to 500,000
                                                          Shares of Common Stock


                        WARRANT TO PURCHASE COMMON STOCK

                                       of

                             RATEXCHANGE CORPORATION

                          Void after December 17, 2005
      (subject to earlier termination in accordance with the terms hereof)

         This certifies that, for value received, Amerex Bandwidth, Ltd., or its registered assigns (the "Holder"), is entitled, subject to the terms set forth below, to purchase from RATEXCHANGE CORPORATION, a Delaware corporation (the "Company"), up to 500,000 shares of the voting common stock, $.0001 par value per share ("Common Stock"), of the Company, as constituted on the date hereof (the "Warrant Issue Date"), upon surrender of this Warrant, at the principal office of the Company referred to below, with the notice of exercise attached hereto duly executed, and simultaneous payment therefor in lawful money of the United States or otherwise as hereinafter provided, at the Exercise Price as set forth in Section 2 below. The shares of Common Stock exercisable hereunder are subject to vesting as provided below.

1. Term of Warrant. Subject to the terms and conditions set forth herein and except as provided below, this Warrant shall be exercisable, in whole or in part, for shares of Common Stock which have vested (as provided below) during the term commencing on the Warrant Issue Date and ending at 5:00 p.m., Eastern Standard Time, on December 17, 2005, and shall be void thereafter.

2. Exercise Price. The exercise price (the "Exercise Price") at which this Warrant may be exercised shall be, per share, 120% of the average of the closing trading price quoted on The American Stock Exchange LLC as published in the Eastern Edition of The Wall Street Journal for the twenty (20) trading days prior to and including August 15, 2000.

3. Vesting. All shares of Common Stock exercisable hereunder shall vest upon the earlier of (i) September 17, 2005, or (ii) a minimum of $5,000,000 of total gross commodity value of transactions is executed by ABI on the ETS; provided, however, that no single Trade shall represent more than $1,000,000 of the gross commodity value.

4.                Exercise of Warrant.

         (a) The purchase rights represented by this Warrant are exercisable by the Holder in whole or in part at any time following vesting of such shares as described in Section 3 above, during the term hereof as described in Section 1 above, by the surrender of this Warrant and the Notice of Exercise attached as Annex I hereto duly completed and executed on behalf of the Holder, at the principal office of the Company (or such other office or agency of the Company as it may designate by notice in writing to the Holder at the address of the Holder appearing on the books of the Company), upon payment (i) in cash payable to the Company, (ii) by wire transfer of immediately available funds, (iii) by cancellation by the Holder of indebtedness of the Company to the Holder, or (iv) by some combination of (i), (ii) and (iii), in each case, of the purchase price of the shares to be purchased.

         (b) This Warrant shall be deemed to have been exercised immediately as of the close of and time of its surrender for exercise as provided above, and the person entitled to receive the shares of Common Stock issuable upon such exercise shall be treated for all purposes as the holder of record of such shares as of such date and time. As promptly as practicable on or after such date and in any event within ten (10) days thereafter, the Company at its expense shall issue and deliver a certificate or certificates for the number of shares issuable upon such exercise to the person or persons entitled to receive the same. In the event that this Warrant is exercised in part, the Company at its expense shall execute and deliver a new Warrant of like tenor exercisable for the number of shares for which this Warrant may then be exercised.

5. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. In lieu of any fractional share to which the Holder would otherwise be entitled, the Company shall make a cash payment equal to the fair market value of a share (as determined according to Section 4(c) above) multiplied by such fraction.

6. Replacement of Warrant. On receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and, in the case of loss, theft or destruction, on delivery of an indemnity agreement reasonably satisfactory in form and substance to the Company or, in the case of mutilation, on surrender and cancellation of this Warrant, the Company at its expense shall execute and deliver, in lieu of this Warrant, a new warrant of like tenor and amount.

7. Rights of Stockholders. Subject to Sections 10 and 12 of this Warrant, until this Warrant shall have been exercised as provided herein, the Holder, as such, shall not be entitled to vote or receive dividends or be deemed the holder of Common Stock or any other securities of the Company that may at any time be issuable on the exercise hereof for any purpose, nor shall anything contained herein be construed to confer upon the Holder, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action (whether upon any recapitalization, issuance of stock, reclassification of stock, change of par value, change of stock to no par value, consolidation, merger, conveyance, or otherwise) or to receive notice of meetings, or to receive dividends or subscription rights or otherwise.

8. Transfer of Warrant.

         (a) Warrant Register. The Company shall maintain a register (the "Warrant Register") containing the names and addresses of the Holder or Holders. Any Holder of this Warrant or any portion thereof may change its address as shown on the Warrant Register by written notice to the Company requesting such change. Any notice or written communication required or permitted to be given to the Holder may be delivered or given by mail to such Holder as shown on the Warrant Register and at the address shown on the Warrant Register. Until this Warrant is transferred on the Warrant Register of the Company, the Company may treat the Holder as shown on the Warrant Register as the absolute owner of this Warrant for all purposes, notwithstanding any notice to the contrary.

         (b) Warrant Agent. The Company may, by written notice to the Holder, appoint an agent for the purpose of maintaining the Warrant Register referred to in Section 8(a) above, issuing the Common Stock or other securities then issuable upon the exercise of this Warrant, exchanging this Warrant, replacing this Warrant or any or all of the foregoing. Thereafter, any such registration, issuance, exchange, or replacement, as the case may be, shall be made at the office of such agent.

         (c) Transferability and Nonnegotiability of Warrant. This Warrant may not be transferred or assigned in whole or in part without compliance with all applicable federal and state securities laws by the transferor and the transferee (including the delivery of investment representation letters and legal opinions reasonably satisfactory to the Company, if such are requested by the Company) and any stockholders agreement to which the transferor is a party. Subject to the provisions of this Warrant with respect to compliance with the Securities Act, title to this Warrant may be transferred by endorsement (by the Holder executing the Assignment Form attached as Annex II hereto) and delivery in the same manner as a negotiable instrument transferable by endorsement and delivery.

         (d) Exchange of Warrant Upon a Transfer. On surrender of this Warrant for exchange, properly endorsed on the Assignment Form and subject to the provisions of this Warrant with respect to compliance with the Act and with the limitations on assignments and transfers and contained in this Section 8, the Company at its expense shall issue to or on the order of the Holder a new warrant or warrants of like tenor, in the name of the Holder or as the Holder (on payment by the Holder of any applicable transfer taxes) may direct, for the number of shares issuable upon exercise hereof.

         (e) Compliance with Securities Laws. The Holder of this Warrant, by acceptance hereof, acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired solely for the Holder's own account and not as a nominee for any other party, and for investment, and that the Holder shall not offer, sell or otherwise dispose of this Warrant or any shares of Common Stock to be issued upon exercise hereof except under circumstances that will not result in a violation of the Act or any state securities laws. Further, the Holder of this Warrant, by acceptance hereof, represents that it is an accredited investor within the meaning of Regulation D under the Securities Act. Upon exercise of this Warrant, the Holder shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of Common Stock so purchased are being acquired solely for the Holder's own account and not as a nominee for any other party, for investment, and not with a view toward distribution or resale.

9. Reservation of Stock. The Company covenants that throughout the period during which this Warrant is exercisable, the Company shall reserve from its authorized and unissued Common Stock a sufficient number of shares to provide for the issuance of Common Stock upon the exercise of this Warrant and, from time to time, shall take all steps necessary to amend its Certificate of Incorporation to provide sufficient reserves of shares of Common Stock issuable upon exercise of this Warrant. The Company further covenants that all shares that may be issued upon the exercise of rights represented by this Warrant and payment of the Exercise Price, all as set forth herein, will be free from all taxes, encumbrances, liens and charges in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously or otherwise specified herein). The Company agrees that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of executing stock certificates to execute and issue the necessary certificates for shares of Common Stock upon the exercise of this Warrant.

10. Notices.

         (a) Whenever the Exercise Price or number of shares purchasable hereunder shall be adjusted pursuant to Section 12 hereof, the Company shall issue a certificate signed by its Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated, and the Exercise Price and number of shares purchasable hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be mailed by first-class mail, postage prepaid, return receipt requested, to the Holder of this Warrant.

         (b)      In the event:

                  (i) that the Company shall take a record of the holders of its Common Stock (or other stock or securities at the time receivable upon the exercise of this Warrant) for the purpose of entitling them to receive any dividend or other distribution, or any right to subscribe for or purchase any shares of stock of any class or any other securities, or to receive any other right; or

                  (ii) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company with or into another corporation, or any conveyance of all or substantially all of the assets of the Company to another corporation; or

                  (iii) of any voluntary dissolution, liquidation or winding-up of the Company;

                  then,  and in each such case,  the Company shall mail or cause to be mailed to the Holder or Holders a notice  specifying,  as the case may be,
(a) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (b) the date on which such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such stock or securities at the time receivable upon the exercise of this Warrant) shall be entitled to exchange their shares of Common Stock (or such other stock or securities) for securities or other property deliverable upon such reorganization, reclassification, consolidation, merger, conveyance, dissolution, liquidation or winding-up. Such notice shall be mailed at least 20 days prior to the date therein specified.

         (c) All such notices, advice and communications shall be deemed to have been received (i) in the case of personal delivery, on the date of such delivery and (ii) in the case of mailing, on the third business day following the date of such mailing.

11.               Amendments.

         (a) Any term of this Warrant may be amended with the written consent of the Company and the Holder. Any amendment effected in accordance with this
Section 11 shall be binding upon the Holder of this Warrant, each future holder of this Warrant, and the Company.

          (b) No waivers of, or exceptions to, any term, condition or provision of this Warrant, in any one or more instances, shall be deemed to be, or construed as, a further or continuing waiver of, or exception to, any such term, condition or provision.

12. Adjustments. The Exercise Price and the number of shares purchasable hereunder are subject to adjustment from time to time as follows:

         (a) Merger,  Sale of Assets,  etc. If at any time while this Warrant or any portion hereof is outstanding and unexpired, there shall be (i) a reorganization (other than a combination, reclassification, exchange or subdivision of shares otherwise provided for herein), (ii) a merger or consolidation of the Company with or into another corporation in which the Company is not the surviving entity or a merger (including a reverse triangular merger) in which the Company is the surviving entity but the shares of the Company's capital stock outstanding immediately prior to the merger are converted by virtue of the merger into other property, whether in the form of securities, cash, or otherwise, or (iii) a sale or transfer of all or substantially all of the Company's properties and assets, then, as a part of such reorganization, merger, consolidation, sale or transfer, lawful provision shall be made so that the holder of this Warrant shall thereafter be entitled to receive upon exercise of this Warrant, during the period specified herein and upon payment of the Exercise Price then in effect, the number of shares of stock or other securities or property of the successor corporation resulting from such reorganization, merger, consolidation, sale or transfer that a holder of the shares deliverable upon exercise of this Warrant would have been entitled to receive in such reorganization, consolidation, merger, sale or transfer if this Warrant had been exercised immediately before such reorganization, consolidation, merger, sale or transfer, all subject to further adjustment as provided in this Section 12. The foregoing provisions of this Section 12(a) shall similarly apply to successive reorganizations, consolidations, mergers, sales and transfers and to the stock or securities of any other corporation that are at the time receivable upon the exercise of this Warrant. If the per share consideration payable to the holder hereof for shares in connection with any such transaction is in a form other than cash or marketable securities, then the value of such consideration shall be determined in good faith by the Company's Board of Directors. In all events, appropriate adjustment (as determined in good faith by the Company's Board of Directors) shall be made in the application of the provisions of this Warrant with respect to the rights and interest of the Holder after the transaction, to the end that the provisions of this Warrant shall be applicable after that event, as near as reasonably may be, in relation to any shares or other property deliverable after that event upon exercise of this Warrant.

         (b) Reclassification, etc. If the Company, at any time while this Warrant or any portion hereof remains outstanding and unexpired, by reclassification of securities or otherwise, shall change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities that were subject to the purchase rights under this Warrant immediately prior to such reclassification or other change and the Exercise Price therefor shall be appropriately adjusted, all subject to further adjustment as provided in this Section 12.

         (c) Split, Subdivision or Combination of Shares. If the Company at any time while this Warrant or any portion hereof remains outstanding and unexpired, shall split, subdivide or combine the securities as to which purchase rights under this Warrant exist, into a different number of securities of the same class, the Exercise Price for such securities shall be proportionately decreased, and the number of shares of such securities for which this Warrant may be exercised shall be proportionately increased, in the case of a split or subdivision, or the Exercise

Price for such securities shall be proportionately increased and the number of shares of such securities for which this Warrant may be exercised shall be proportionately decreased, in the case of a combination.

         (d) Adjustments for Dividends in Stock or Other Securities or Property. If at any time while this Warrant or any portion hereof remains outstanding and unexpired the holders of the securities as to which purchase rights under this Warrant exist at the time shall have received, or, on or after the record date fixed for the determination of eligible stockholders, shall have become entitled to receive, without payment therefor, other or additional stock or other securities or property (other than cash) of the Company by way of dividend, then and in each case, this Warrant shall represent the right to acquire, in addition to the number of shares of the security receivable upon exercise of this Warrant, and without payment of any additional consideration therefor, the amount of such other or additional stock or other securities or property (other than cash) of the Company that such holder would hold on the date of such exercise had it been the holder of record of the security receivable upon exercise of this Warrant on the date hereof and had thereafter, during the period from the date hereof to and including the date of such exercise, retained such shares and/or all other additional stock available by it as aforesaid during such period, giving effect to all adjustments called for during such period by the provisions of this Section 12.

         (e) Certificate as to Adjustments. Upon the occurrence of each adjustment or readjustment pursuant to this Section 12, the Company at its expense shall promptly compute such adjustment or readjustment in accordance with the terms hereof and furnish to each Holder of this Warrant a certificate setting forth such adjustment or readjustment and showing in detail the facts upon which such adjustment or readjustment is based. The Company shall, upon the written request, at any time, of any such Holder, furnish or cause to be furnished to such Holder a like certificate setting forth: (i) such adjustments and readjustments; (ii) the Exercise Price at the time in effect; and (iii) the number of shares and the amount, if any, of other property that at the time would be received upon the exercise of the Warrant.

         (f) No Impairment. The Company shall not, by amendment of its Certificate of Incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms to be observed or performed hereunder by the Company, but shall at all times in good faith assist in the carrying out of all the provisions of this
Section 12 and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the Holder of this Warrant against impairment.

13. Registration Rights.

         (a) Shelf Registration. After the Holder has exercised in whole this Warrant and the Other Warrants (as defined below) for an aggregate exercise price that equals or exceeds $1,000,000 and upon the vesting of the shares represented by this Warrant (as described in Section 3, above) ("Warrant No. 2 Vesting Date") the Company shall prepare and file within five (5) business days after the Warrant No. 2 Vesting Date a registration statement under the Securities Act to effect the "shelf" registration on a delayed or continuous basis under the Securities Act of all Common Stock held by the Holder pursuant to the exercise of this Warrant. (the "Warrant Shares"). The Company shall use its reasonable best efforts to cause such registration statement to become effective under the Securities Act after the date of filing.

         (b) Other Warrants Definition. The "Other Warrants" shall mean the certain four warrants issued to the Holder on the date hereof, one to purchase up to 300,000 shares of Common Stock and three each to purchase up to 500,000 shares of Common Stock of the Company, in the form attached hereto.

         (c) Expenses of Registration. The Company shall pay any and all registration expenses incident to the filing of each registration statement or otherwise incident to the performance by the Company of or its compliance with, its obligations under this Section 13. The Holder shall pay all underwriting discounts and commissions and transfer taxes, if any, relating to the sale or disposition of the Warrant Shares included in such registration statement and the fees of any counsel retained by the Holder in connection therewith.

         (d) Registration Procedures. In connection with any registration and the registration statement effecting such registration, the Company hereby covenants and agrees that it shall:

                  (i) take such action as may be necessary so that: (A) such registration statement and any amendment thereto and any prospectus forming part thereof and any amendment or supplement thereto (and each report or other document incorporated therein by reference in each case) complies in all material respects with the Securities Act and the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the respective rules and regulations thereunder; (B) such registration statement and any amendment thereto does not, when it becomes effective, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and (C) any prospectus forming part of such registration statement, and any amendment or supplement to such prospectus, does not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading;

                  (ii) notify the Holder as promptly as practicable in any of the following circumstances: (A) at any time when a prospectus relating to the Warrant Shares is required to be delivered under the Securities Act, of the happening of any event as a result of which the prospectus included in such registration statement contains an untrue statement of a material fact or omits any fact necessary to make the statements therein not misleading, and, at the request of the Holder, the Company will prepare a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of the Warrant Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any fact necessary to make the statements therein not misleading; (B) when such registration statement and any amendment thereto has been filed with the Securities and Exchange Commission (the "Commission") and when such registration statement or any post-effective amendment thereto has become effective; (C) of any request by the Commission for amendment or supplements to such registration statement or the prospectus included therein or for additional information; (D) of the issuance by the Commission of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose; and (E) the receipt by the Company of any notification with respect to the suspension of the qualification of the securities included therein for sale (including the Warrant Shares) in any jurisdiction or the initiation of any proceeding for such purpose;

                  (iii) use its best efforts to prevent the issuance, and if issued to obtain the withdrawal, of any order suspending the effectiveness of such registration statement at the earliest possible time;

                  (iv) use its best efforts to comply with the requirements of any applicable blue sky laws of such jurisdictions as the Holder reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable the Holder to consummate the disposition in such jurisdictions of the Warrant Shares (provided, however, that the Company will not be required to: (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph, (B) subject itself to taxation in any such jurisdictions, or (C) consent to general service of process in any such jurisdiction);

                  (v) cause the Warrant Shares included in such registration statement to be listed on each securities exchange or quoted in each quotation system on which similar securities issued by the Company are then listed or quoted; and

                  (vi) cooperate with the Holder to facilitate the timely preparation and delivery of certificates representing the Warrant Shares to be sold pursuant to such registration statement free of any restrictive legend and registered in such names as the Holder may request in connection with the sale of the Warrant Shares pursuant to such registration statement.

       The Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 13(d)(ii) hereof, the Holder will immediately discontinue disposition of the Warrant Shares pursuant to a registration statement until the Holder's receipt of the copies of the supplemented or amended prospectus contemplated by Section 13(d)(ii) hereof, and, if so directed by the Company, the Holder will deliver to the Company (at the expense of the Company) all copies in its possession, other than permanent file copies then in the Holder's possession, of the prospectus covering the Warrant Shares current at the time of receipt of such notice. If the Company shall give any such notice to suspend the disposition of the Warrant Shares pursuant to a registration statement, the Company shall extend the period during which the registration statement shall be maintained effective pursuant to this
Section 13 by the number of days during the period from and including the date of the giving of such notice to and including the date when the Holder shall have received copies of the supplemented or amended prospectus necessary to resume such dispositions.

         (e) Hold-Back Agreements. If the Company shall effect an underwritten offering of its equity securities, the Holder shall not effect any public sale or public distribution of securities of the Company of the same or similar class or classes of the securities included in such registration statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, during the 15-day period prior to, and during such period of time as may be required by the managing underwriter of such offering, but not to exceed a 90-day period beginning on, the effective date of the registration statement (except pursuant to such offering), except to the extent otherwise agreed in writing by the managing underwriter of such offering.

         (f)      Black-Out Periods for Registration Statements.

                  (i) Notwithstanding anything to the contrary in this Section 13, the Company may, from time to time and at any time, subject to Section 13(f)(ii) herein, delay filing or effectiveness of the registration statement or direct the Holder to suspend sales of the Warrant Shares registered thereunder, as provided herein, in the event of the consummation of, or negotiations relating to, a material corporate transaction (A) that would require additional disclosure of material information by the Company in such registration statement (or such filings), (B) as to which the Company has a bona fide business purpose for preserving confidentiality and (C) which renders the Company unable to comply with Commission requirements, in each case under circumstances that would make it impractical or inadvisable to cause such registration statement (or such filings) to become effective or to promptly amend or supplement such registration statement on a post-effective basis, as applicable (a "Suspension Event").

                  (ii) In the case of a Suspension Event, the Company may give notice (a "Suspension Notice") to the Holder to suspend sales of the Warrant Shares so that the Company may correct or update such registration statement (or such filings). Each such suspension shall continue only for so long as the Suspension Event or its effect is continuing, and in no event will any such suspension exceed ninety (90) days (or 120 days in any calendar year) or all such suspensions pursuant to this Warrant exceed an aggregate of one hundred-eighty (180) days. The Holder agrees that it will not effect any sales of the Warrant Shares pursuant to such registration statement (or such filings) at any time after it has received a Suspension Notice from the Company and prior to the termination of such Suspension Event. If so directed by the Company, the Holder will deliver to the Company all copies of the prospectus covering the Warrant Shares held by it at the time of receipt of the Suspension Notice. The Holder may recommence effecting sales of the Warrant Shares pursuant to such registration statement (or such filings) following further notice to such effect (an "End of Suspension Notice") from the Company, which End of Suspension Notice shall, in the case of a Suspension Event, be given by the Company not later than five (5) days after the conclusion of any Suspension Event and shall be accompanied by copies of the supplemented or amended prospectus necessary to resume such sales.

         (g)      Indemnification and Contribution.

                  (i) Indemnification by the Company. The Company shall indemnify, to the extent permitted by law, the Holder, each person who controls the Holder (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and its respective officers, directors, partners, members, employees, agents and representatives, against all actions, suits, claims, damages, losses, costs, expenses or proceedings (collectively, "Losses") caused by any untrue or alleged untrue statement of material fact contained in any registration statement, prospectus or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, except insofar as the same are caused by or contained in any information furnished in writing to the Company by the Holder expressly for use therein or by the Holder's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished the Holder with a sufficient number of copies of the same and except insofar as the same are caused by or contained in any prospectus if the Holder failed to send or deliver a copy of any subsequent prospectus or prospectus supplement which would have corrected such untrue or alleged untrue statement of material fact or such omission or alleged omission of a material fact with or prior to the delivery of written confirmation of the sale by the Holder after the Company has furnished the Holder with a sufficient number of copies of the same. In connection with an underwritten offering, the Company will indemnify such underwriters, each person who controls such underwriters (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives to the same extent as provided above with respect to the indemnification of the Holder.

                  (ii) Indemnification by Holder. In connection with any registration statement in which the Holder is participating, the Holder will furnish to the Company in writing such information as the Company reasonably requests for use in connection with any such registration statement or prospectus and, to the extent permitted by law, will indemnify the Company, each person who controls the Company (within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) and their respective officers, directors, partners, employees, agents and representatives against any Losses arising out of or based upon any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or form of prospectus, or arising out of or based upon any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which made, not misleading, to the extent, but only to the extent, that such untrue or alleged untrue statement is contained in, or such omission or alleged omission is required to be contained in, any information so furnished in writing by the Holder to the Company expressly for use in such registration statement or prospectus and that such statement or omission was relied upon by the Company in preparation of such registration statement, prospectus or form of prospectus; provided, however, that the Holder shall not be liable in any such case to the extent that the Holder has furnished in writing to the Company prior to the filing of any such registration statement or prospectus or amendment or supplement thereto information expressly for use in such registration statement or prospectus or any amendment or supplement thereto which corrected or made not misleading, information previously furnished to the Company, and the Company failed to include such information therein. In no event shall the liability of the Holder hereunder be greater in amount than the dollar amount of the proceeds (net of payment of all expenses) received by the Holder upon the sale of the Warrant Shares giving rise to such indemnification obligation. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of such indemnified party.

                  (iii) Conduct of Indemnification Proceedings. If any Person shall be entitled to indemnity pursuant to this Section 13(g), such indemnified party shall give prompt written notice to the party or parties from which such indemnity is sought of the commencement of any proceeding with respect to which such indemnified party seeks indemnification or contribution pursuant hereto; provided, however, that the failure to so notify the indemnifying parties shall not relieve the indemnifying parties from any obligation or liability except to the extent that the indemnifying parties have been prejudiced by such failure. The indemnifying parties shall have the right, exercisable by giving written notice to an indemnified party promptly after the receipt of written notice from such indemnified party of such proceeding, to assume, at the indemnifying parties' expense, the defense of any such proceeding, with counsel reasonably satisfactory to such indemnified party; provided, however, that an indemnified party or parties (if more than one such indemnified party is named in any proceeding) shall have the right to employ separate counsel in any such proceeding and to participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of such indemnified party or parties unless the parties to such proceeding include both the indemnified party or parties and the indemnifying party or parties, and there exists, in the opinion of the indemnified party(ies)' counsel, a conflict between one or more indemnifying parties and one or more indemnified parties, in which case the indemnifying parties shall, in connection with any one such proceeding or separate but substantially similar or related proceedings in the same jurisdiction, arising out of the same general allegations or circumstances, be liable for the fees and expenses of not more than one separate firm of attorneys (together with appropriate local counsel) at any time for such indemnified party or parties. If an indemnifying party assumes the defense of such proceeding, the indemnifying parties will not be subject to any liability for any settlement made by the indemnified party without its or their consent (such consent not to be unreasonably withheld).

                  (iv) Contribution. If the indemnification provided for in this
Section 13(g) is unavailable to an indemnified party or is insufficient to hold such indemnified party harmless for any Losses in respect of which this Section 13(g) would otherwise apply by its terms, then each applicable indemnifying party, in lieu of indemnifying such indemnified party, shall have an obligation to contribute to the amount paid or payable by such indemnified party as a result of such Losses, in such proportion as is appropriate to reflect the relative fault of the indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the actions, statements or omissions that resulted in such Losses as well as any other relevant equitable considerations. The relative fault of such indemnifying party, on the one hand, and indemnified party, on the other hand, shall be determined by reference to, among other things, whether any action in question, including any untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact, has been taken by, or relates to information supplied by, such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent any such action, statement or omission. The amount paid or payable by a party as a result of any Losses shall be deemed to include any legal or other fees or expenses incurred by such party in connection with any proceeding, to the extent such party would have been indemnified for such expenses under Section 13(g)(iii), if the indemnification provided for in
Section 13(g)(i) or Section 13(g)(ii) was available to such party. The Company and the Holder agree that it would not be just and equitable if contribution pursuant to this Section 13(g)(iv) were determined by pro rata allocation or by any other method of allocation that does not take account of the equitable considerations referred to in the second sentence of this paragraph. Notwithstanding the provisions of this Section 13(g)(iv), the Holder, as an indemnifying party, shall not be required to contribute any amount in excess of the amount by which the net proceeds received by the Holder exceeds the amount of any damages that the Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person adjudged guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         (h)      Transfers.

                  (i) If the Holder transfers Warrant Shares constituting 1% or more of the Common Stock then outstanding, the Holder may also transfer to its transferee the right to have its Warrant Shares included in a registration pursuant to Section 12(a) hereof; provided, that the transfer of such rights shall include all rights and obligations set forth under this Section 12, and provided, further, that no such transfer shall be deemed to obligate the Company to issue notices hereunder to any additional person, except to the extent the Company shall have received actual notice of such transfer to such person. At no time shall there be more than one "Holder" for purposes of Section 12 hereof.

                  (ii) Any assignment or transfer of the registration rights set forth herein shall be subject to the assumption by the transferee of the terms and conditions set forth in Section 13 hereof applicable to the transferor, and any proposed transferee shall execute such documents and instruments that the Company may reasonably require to evidence that such transferee is bound by the terms and conditions set forth in Section 13 hereof.

14.               General.

         (a) Governing Law. This Warrant shall be governed by and construed according to the laws of the State of Delaware (excluding the choice of law rules thereof).

         (b) Delays or Omissions. No delay or omission to exercise any right, power, or remedy accruing to either party upon any breach or default under this Warrant, shall be deemed a waiver of any other breach or default theretofore or thereafter occurring. Any waiver, permit, consent, or approval of any kind or character on the part of either party of any breach or default under this Warrant, or any waiver on the part of either party of any provisions or conditions of this Warrant, must be in writing and shall be effective only to the extent specifically set forth in such writing. All remedies, either under this Warrant or by law or otherwise afforded to either of the parties, shall be cumulative and not alternative.

         (c) References. Unless the context otherwise requires, any reference to a "Section" refers to a section of this Warrant.

         (d) Captions. Captions of sections have been added only for convenience and shall not be deemed to be a part of this Warrant.

                  IN WITNESS WHEREOF, RateXchange Corporation has caused this Warrant to be executed by its officer thereunto duly authorized.

Dated: September 13, 2000


                                    RATEXCHANGE CORPORATION

                                     By:   /s/ Donald H. Sledge
                                         --------------------------------
                                           Name:  Donald H. Sledge
                                           Title: Chief Executive Officer

ANNEX I

                               NOTICE OF EXERCISE

To: RATEXCHANGE CORPORATION

         (1) The undersigned hereby irrevocably elects to purchase _____ shares of Common Stock of RATEXCHANGE CORPORATION, pursuant to the terms of the attached Warrant, and tenders herewith payment of the purchase price for such shares in full.

         (2) In exercising this Warrant, the undersigned hereby confirms and acknowledges that the shares of Common Stock are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment, and that the undersigned shall not offer, sell or otherwise dispose of any such shares of Common Stock except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws.

         (3) Please issue a certificate or certificates representing said shares of Common Stock, and pay any cash for any fractional share to:

         Name                        Address                    No. Shares
         ----                        -------                    ----------







         (4) Please issue a new Warrant for the unexercised portion of the attached Warrant in the name of the undersigned and/or, if the undersigned has completed an Assignment Form in the form of Annex II to this Warrant, in such other names and amounts as is specified in such Assignment Form.

Dated: _____________________                Holder: ____________________________


                                            By: ________________________________
                                            Name:
                                            Title:

                                                                        ANNEX II

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, the undersigned registered owner of this Warrant hereby sells, assigns and transfers unto the Assignee named below all of the rights of the undersigned under this Warrant, with respect to the number of shares of Common Stock set forth below:

Name of Assignee                 Address                           No. of Shares
----------------                 -------                           -------------




and does hereby irrevocably constitute and appoint ____________________________ Attorney to make such transfer on the books of RATEXCHANGE CORPORATION maintained for such purpose, with full power of substitution in the premises.

         The undersigned also represents that, by assignment hereof, the Assignee acknowledges that this Warrant and the shares of Common Stock to be issued upon exercise hereof are being acquired for investment and that the Assignee shall not offer, sell or otherwise dispose of this Warrant or any shares of stock to be issued upon exercise hereof except under circumstances which will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws. Further, the Assignee has acknowledged that upon exercise of this Warrant, the Assignee shall, if requested by the Company, confirm in writing, in a form satisfactory to the Company, that the shares of stock so purchased are being acquired for investment and not with a view toward distribution or resale.

Dated: _____________________                Holder: ____________________________


                                            By: ________________________________
                                            Name:
                                            Title:

                                   SCHEDULE G
                           ESTIMATED ABI MONTHLY COST

                             [To be attached by ABI]